                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                         LEASE AGREEMENT BY AND BETWEEN

                            HMS GATEWAY OFFICE L.P.,

                         A DELAWARE LIMITED PARTNERSHIP

                                AS LANDLORD, AND

                          COULTER PHARMACEUTICAL, INC.,

                             A DELAWARE CORPORATION

                                    AS TENANT

                             DATED NOVEMBER 7, 1997

                                TABLE OF CONTENTS


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BASIC LEASE INFORMATION ....................................................       IV

1.    DEMISE ...............................................................        1

2.    PREMISES .............................................................        1

3.    TERM .................................................................        2

4.    RENT .................................................................        2

            (A)   Base Rent and Letter of Credit ...........................        2

                        (1)   Base Rent ....................................        2

                        (2)   Letter of Credit .............................        3

            (B)   Additional Rent ..........................................        5

            (C)   Payment of Additional Rent ...............................        9

            (D)   General Payment Terms ....................................       10

            (E)   Audit ....................................................       10

5.    UTILITY EXPENSES .....................................................       11

6.    LATE CHARGE ..........................................................       11

7.    SECURITY DEPOSIT .....................................................       12

8.    POSSESSION ...........................................................       12

            (A)   Tenant's Right of Possession .............................       12

            (B)   Delay in Delivering Possession ...........................       12

            (C)   Time for Performance .....................................       13

            (D)   Outside Completion Date ..................................       13

9.    USE OF PREMISES ......................................................       13

            (A)   Permitted Use ............................................       13

            (B)   Compliance with Governmental Regulations and Private
                  Restrictions..............................................       14

            (C)   Compliance with Americans with Disabilities Act ..........       14

10.   ACCEPTANCE OF PREMISES ...............................................       15

11.   SURRENDER ............................................................       15

12.   ALTERATIONS AND ADDITIONS ............................................       17

13.   MAINTENANCE AND REPAIRS OF PREMISES ..................................       19

            (A)   Maintenance by Tenant ....................................       19

            (B)   Maintenance by Landlord ..................................       20


                                        i.

                                TABLE OF CONTENTS
                                   (CONTINUED)


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
            (C)   Tenant's Waiver of Rights ................................       20

14.   LANDLORD'S INSURANCE .................................................       21


15.   TENANT'S INSURANCE ...................................................       21

            (A)   Commercial General Liability Insurance ...................       21

            (B)   Personal Property Insurance ..............................       21

            (C)   Worker's Compensation Insurance; Employer's Liability
                  Insurance                                                        22

            (D)   Evidence of Coverage .....................................       22

16.   INDEMNIFICATION ......................................................       22

            (A)   Of Landlord ..............................................       22

            (B)   Of Tenant ................................................       23

            (C)   No Impairment of Insurance ...............................       23

17.   SUBROGATION ..........................................................       23

18.   SIGNS ................................................................       23

19.   FREE FROM LIENS ......................................................       23

20.   ENTRY BY LANDLORD ....................................................       24

21.   DESTRUCTION AND DAMAGE ...............................................       24

22.   CONDEMNATION .........................................................       26

23.   ASSIGNMENT AND SUBLETTING ............................................       27

24.   TENANT'S DEFAULT .....................................................       30

25.   LANDLORD'S REMEDIES ..................................................       32

            (A)   Termination ..............................................       32

            (B)   Continuation of Lease ....................................       33

            (C)   Re-entry .................................................       33

            (D)   Reletting ................................................       34

            (E)   Termination ..............................................       34

            (F)   Cumulative Remedies ......................................       34

            (G)   No Surrender .............................................       34

26.   LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS .....................       35

27.   ATTORNEY'S FEES ......................................................       35

28.   TAXES ................................................................       36


                                      ii.

                                TABLE OF CONTENTS
                                   (CONTINUED)


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                                                                                  ----
29.   EFFECT OF CONVEYANCE .................................................       36

30.   TENANT'S ESTOPPEL CERTIFICATE ........................................       36

31.   SUBORDINATION ........................................................       37

32.   ENVIRONMENTAL COVENANTS ..............................................       37


33.   NOTICES ..............................................................       40

34.   WAIVER ...............................................................       40

35.   HOLDING OVER .........................................................       41

36.   SUCCESSORS AND ASSIGNS ...............................................       41

37.   TIME .................................................................       42

38.   BROKERS ..............................................................       42

39.   LIMITATION OF LIABILITY ..............................................       42

40.   FINANCIAL STATEMENTS .................................................       42

41.   RULES AND REGULATIONS ................................................       43

42.   MORTGAGEE PROTECTION .................................................       43

            (A)   Modifications for Lender .................................       43

            (B)   Rights to Cure ...........................................       43

43.   ENTIRE AGREEMENT .....................................................       43

44.   INTEREST .............................................................       44

45.   INTERPRETATION .......................................................       44

46.   REPRESENTATIONS AND WARRANTIES .......................................       44

            (A)   Of Tenant ................................................       44

            (B)   Of Landlord ..............................................       45

47.   SECURITY .............................................................       45

48.   JURY TRIAL WAIVER ....................................................       45

49.   OPTION TO RENEW ......................................................       46

50.   RIGHT OF FIRST NEGOTIATION ...........................................       47

51.   RIGHT OF FIRST OFFER .................................................       48

52.   RIGHT TO EXPAND ......................................................       49

53.   MEMORANDUM OF LEASE ..................................................       51


                                      iii.

                                 LEASE AGREEMENT

                             BASIC LEASE INFORMATION


Lease Date:                         November 7, 1997

Landlord:                           HMS Gateway Office, L.P.
                                    A Delaware Limited partnership

Landlord's Address:                 C/o Hines Interests Limited Partnership
                                    101 California Street, Suite 1000
                                    San Francisco, California 94111-5848
                                    Attn: Tom Kruggel

                                    All notices sent to Landlord under this
                                    Lease shall be sent to the above address, with copies to:

                                    Hines Interests Limited Partnership
                                    101 California Street, Suite 1000
                                    San Francisco, California 94111-5848
                                    Attn: Paul Paradis Tenant:

Tenant:                             Coulter Pharmaceutical, Inc.,
                                    A Delaware corporation

Tenant's Contact Person:            William G. Harris

Tenant's Address and
Telephone Number:                   550 California Avenue
                                    Suite 200
                                    Palo Alto, California 94306-1440
                                    (650) 842-7300


Premises Square Footage:            [...***...] square feet, subject to final
                                    determination by Landlord's Architect upon
                                    Commencement of the Term. Such measurement to be made in accordance with Landlord's
                                    Architect's standard measurement procedures or research and development space.

Premises Address:                   600 Gateway Boulevard
                                    South San Francisco, California

Project: Approximately 7.85 acres of land commonly known as Lot 2B of the Gateway Center and referred to as the Gateway Technology Center, together with the land and improvements on which the Project is situated and all Common Areas.

Building (if not the
same as the Project):               600 Gateway Boulevard
                                    South San Francisco, California


                                      iv.

Tenant's Proportionate
Share of Project:                   [...***...] subject to adjustment in
                                    accordance with Paragraph 4(c)(3)

Tenant's Proportionate
Share of Building:                  100%

Length of Term:                     [...***...]

Estimated Commencement Date:        August 15, 1998

Estimated Expiration Date:          [...***...]

Monthly Base Rent:                  The above Monthly Base Rent calculations are
                                    subject to change after final determination of the Premises Square Footage and any such adjustment shall be based on a Monthly Base
                                    Rent for the first Lease year of [...***...]
                                    per square foot multiplied by the Premises
                                    Square Footage, and each subsequent Lease
                                    Year being [...***...] of the preceding
                                    Lease Year's Monthly Base Rent.

Prepaid Rent:                       None

Prepaid Additional Rent:            None

Security Deposit:                   [...***...]

Permitted Use:                      General office and research and development
                                    activities associated with
                                    biotechnology/pharmaceutical services. All uses must be in accordance with zoning ordinances of the City of South San
                                    Francisco.

Unreserved Parking Spaces:          [...***...] non-exclusive and undesignated
                                    parking spaces.

Broker(s):                          CB Commercial Real Estate Group, Inc. CB
                                    Madison Advisory Group

Tenant's Allowance:                 [...***...]


                                       v.

                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT is made and entered into by and between Landlord and Tenant on the Lease Date. The defined terms used in this Lease which are defined in the Basic Lease Information attached to this Lease Agreement ("Basic Lease Information") shall have the meaning and definition given them in the Basic Lease Information. The Basic Lease Information, the exhibits, the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "Lease."

1.      DEMISE

        In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY HIRE AND TAKE FROM LANDLORD, the Premises described below (the "Premises"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated.

2.      PREMISES

        The "Premises" demised by this Lease are to consist initially of that certain building (the "Building") specified in the Basic Lease Information, which Building is to be located in that certain real estate development (the "Project") specified in the Basic Lease Information. If at any time during the Term, Tenant is leasing, in accordance with the terms and conditions of this Lease, less than all of the Building, the "Premises" shall be deemed to include only that portion of the Building then leased by Tenant pursuant to this Lease. Tenant shall have the non-exclusive right (in common with the other tenants, Landlord and any other person granted use by Landlord) to use the Common Areas (as hereinafter defined), except that, with respect to parking, Tenant shall have only a license to use the number of non-exclusive and undesignated parking spaces set forth in the Basic Lease Information in the Project's parking areas (the "Parking Areas"); provided however, Landlord shall use commercially reasonable efforts to enforce Tenant's right to use such parking spaces. No easement for light or air is incorporated in the Premises. For purposes of this Lease, the term "Common Areas" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Project that are from time to time provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other tenants of the Project and their respective employees, guests and invitees.

        Landlord shall cause the construction of the Base Building Improvements in accordance with the terms and conditions of the Base Building Construction Agreement attached hereto as Exhibit A. Additionally, Tenant shall cause the construction of certain tenant improvements in the interior of the Premises in accordance with the terms and conditions of the Premises Construction Agreement attached hereto as Exhibit B.

        Except as otherwise provided in the last sentence of this Paragraph, Landlord has the right, in its sole discretion, from time to time, to: (a) make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces (provided however, Landlord shall not have the right, except as


                                       1.

otherwise provided herein, to reduce the total number of parking spaces below the number allocated to Tenant in the Basic Lease Information) parking areas, ingress, egress, direction of driveways, entrances, corridors and walkways; (b) close temporarily any of the Common Areas for maintenance or construction purposes so long as reasonable access to the Premises remains available; (c) add additional buildings and improvements to the Common Areas or remove existing buildings or improvements therefrom; (d) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof so long as reasonable access to the Premises remains available; and (e) do and perform any other acts or make any other changes in, to or with respect to the Common Areas and the Project as Landlord may, in its sole discretion, deem to be appropriate. Notwithstanding (a), and (c) above, Landlord shall make no material changes or add additional buildings or material improvements to any portion of the Common Areas described on the Site Plan, as defined in the Base Building Construction Agreement, without obtaining Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided however, such consent shall not be required if any change or addition is required or requested by a governmental agency having jurisdiction over the Project or as required by law.

3.      TERM

        The term of this Lease (the "Term") shall be for the period of months specified in the Basic Lease Information, commencing on, subject to Paragraph D of Exhibit B, the earliest to occur of the following dates (the "Commencement Date"):

        (A) The date the Tenant Improvements are approved by the appropriate governmental agency as being in accordance with its building code and the building permit issued for such improvements, as evidenced by the issuance of a final building inspection approval; or

        (B) The date Tenant's Architect and Tenant's Contractor have both certified in writing to Tenant that the Tenant Improvements have been substantially completed in accordance with the plans and specifications therefor; or

        (C) The date Tenant commences occupancy of the Premises.

        In the event the actual Commencement Date, as determined pursuant to the foregoing, is a date other than the Estimated Commencement Date, then Landlord and Tenant shall promptly execute a Commencement and Expiration Date Memorandum in the form attached hereto as Exhibit D, wherein, the parties shall specify the Commencement Date, the date on which the Term expires (the "Expiration Date") and the date on which Tenant is to commence paying Rent.

4.      RENT

        (A) BASE RENT AND LETTER OF CREDIT.

          (1) BASE RENT. Tenant shall pay to Landlord, in advance on the first day of each month, without further notice or demand and without offset or deduction, the monthly installments of rent specified in the Basic Lease Information (the "Base Rent").


                                       2.

          (2) LETTER OF CREDIT. Concurrently with execution hereof, Tenant shall deliver to Landlord, at Tenant's sole cost and expense, the Letter of Credit described below in the amount of [...***...] as security for the full and faithful performance of Tenant's covenants and Obligations under this Lease. Upon the earlier of Tenant's delivery to Landlord of a Guaranty by a Qualified Corporate Partner or forty-five (45) days after the expiration of the Term or earlier termination, the Letter of Credit shall be returned to Tenant, reduced by any amounts that Landlord reasonably estimates to be required to remedy any defaults on the part of Tenant hereunder. The portion of the Letter of Credit not so estimated to be required shall be paid over to Tenant within two (2) weeks after expiration of the Term. Landlord may (but shall not be required to) draw upon the Letter of Credit and use the proceeds therefrom (the "Letter of Credit Proceeds") or any portion thereof to cure any default under this Lease and to compensate Landlord for any damage Landlord incurs as a result of such default, it being understood that any use of the Letter of Credit Proceeds shall not constitute a bar or defense to any of Landlord's remedies set forth in this Lease. In such event and upon written notice from Landlord to Tenant specifying the amount of the Letter of Credit Proceeds so utilized by Landlord, Tenant shall immediately deliver to Landlord an amendment to the Letter of Credit or a replacement Letter of Credit in an amount equal to [...***...] of the amount specified below. Tenant's failure to deliver such replacement Letter of Credit to Landlord within ten (10) days of Landlord's notice shall constitute a default hereunder.

        As used herein, Letter of Credit shall mean an unconditional, stand-by (hereinafter referred to as the "Letter of Credit") issued by a major national bank mutually satisfactory to Landlord and Tenant (collectively, the "Bank"), naming Landlord as beneficiary, in the amount of [...***...]. During the period from the Commencement Date through the last day of the [...***...] Lease Year, the amount of the Letter of Credit shall be reduced by [...***...] on the last day of each such Lease Year. During the period from the [...***...] Lease Year-through the Expiration Date, the amount of the Letter of Credit shall be reduced by [...***...] on the last day of each such Lease Year. The Letter of Credit shall be for a one-year term and in any event shall be maintained in effect from the date hereof through the date that is forty-five (45) days after expiration of the Term or earlier termination. The Letter of Credit shall provide: (i) that Landlord may make partial and multiple draws thereunder, up to the face amount thereof, (ii) that Landlord may draw upon the Letter of Credit up to the full amount thereof, as determined by Landlord, and the Bank will pay to Landlord the amount of such draw upon receipt by the Bank of a sight draft signed by Landlord, accompanied by a written statement from Landlord that Tenant is in default under the Lease, and (iii) that, in the event of Landlord's assignment or other transfer of its interest in this Lease, the Letter of Credit shall be freely transferable (with Tenant paying all costs and expenses charged by the Bank in connection with any such transfer) Landlord, without recourse, to the assignee or transferee of such interest and the Bank shall confirm the same to Landlord and such assignee or transferee. In the event that the Bank shall fail to notify Landlord at least forty-five (45) days prior to expiration of the Letter of Credit that the Letter of Credit will be renewed for at least one (1) year beyond the then applicable expiration date, and deliver to Landlord a replacement Letter of Credit or a modification to the existing Letter of Credit effectuating such renewal at least forty-five (45) days prior to expiration of the Letter of Credit, and Tenant shall not have otherwise delivered to


*CONFIDENTIAL TREATMENT REQUESTED


                                       3.

Landlord, at least forty-five (45) days prior to the relevant annual expiration date, a replacement Letter of Credit in the amount required hereunder and otherwise meeting the requirements set forth above, then Landlord shall be entitled to draw on the Letter of Credit as provided above, and shall hold the proceeds of such draw as security for the full and faithful performance of Tenant's obligations hereunder, until Tenant shall have provided a new Letter of Credit, in which event Landlord shall promptly return the proceeds of such draw, not otherwise used in accordance with the terms of the Lease, to Tenant.

        Notwithstanding the foregoing, at anytime after the commencement of the Term, Landlord agrees to allow Tenant to replace the Letter of Credit as required hereunder with an unconditional guaranty of Tenant's obligations under this Lease in the form of Exhibit C (the "Guaranty"), from a Qualified Corporate Partner. A Qualified Corporate Partner shall mean an Affiliate, as that term is defined in Paragraph 23 below, that, at the time of executing the Guaranty, has:
[...***...]

        As used in the preceding paragraph, the following terms shall have the meanings set forth below:

               "CASH AND CASH EQUIVALENTS" shall mean the aggregate amount of the following, to the extent owned by the Guarantor free and clear of all loans, repayment obligations, encumbrances and rights of others: (i) cash on hand; (ii) dollar demand deposits maintained in the United States with any commercial bank and dollar time deposits maintained in the United States with, or certificates of deposit having a maturity of one year or less issued by, any commercial bank or other financial institution acceptable to the Landlord; (iii) direct obligations of, or unconditionally guaranteed by, the United States and having a maturity of one year or less; and (iv) readily marketable commercial paper having a maturity of one year or less, issued by any corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia and rated by Standard & Poor's or Moody's (or, if neither such organization shall rate such commercial paper at any time, rated by any nationally recognized rating organization in the United States) with the highest rating assigned by such organization.

               "REVENUES" shall mean increases in assets or decreases in liabilities from operation of Guarantor's business for the twelve (12) month period prior to the execution of the Guaranty, calculated in accordance with generally accepted accounting principles, consistently applied.

               "NET PROFITS" shall mean revenues, less the sum of expenses (including taxes, but excluding amortization and depreciation) and return of owners' equity, calculated in accordance with generally accepted accounting principles, consistently applied.


*CONFIDENTIAL TREATMENT REQUESTED


                                       4.

        As used in this Lease, the term "LEASE YEAR" shall mean a period of twelve (12) full calendar months commencing on the Commencement Date, and each subsequent sequential twelve (12) full calendar month period thereafter.

     (B) ADDITIONAL RENT. This Lease is intended to be a triple-net Lease with respect to Landlord; and subject to Paragraph 13(b) below, the Base Rent owing hereunder is (1) to be paid by Tenant net of all costs and expenses relating to Landlord's ownership and operation of the Project and the Building, and (2) not to be reduced, offset or diminished, directly or indirectly, by any cost, charge or expense payable hereunder by Tenant or by others in connection with the Premises, the Building and/or the Project or any part thereof. The provisions of this Paragraph 4(b) for the payment of Tenant's Proportionate Share(s) of Expenses (as hereinafter defined) are intended to pass on to Tenant its share of all such costs and expenses. In addition to the Base Rent, Tenant shall pay to Landlord, in accordance with this Paragraph 4, Tenant's Proportionate Share(s) of all costs and expenses paid or incurred in connection with the operation, maintenance, management and repair of the Premises, the Building and/or the Project or any part thereof (collectively, the "Expenses"), including, without limitation, all the following items (Tenant's Proportionate Share(s) of the Expenses is hereinafter referred to as "Additional Rent"):

          (1) All supplies, materials and rental equipment used in the operation and maintenance of the Project.

          (2) Utilities, that are not separately metered to Tenant, including, without limitation, water, power, gas, sewer, waste disposal, communication and cable T.V. facilities, heating, cooling, lighting and ventilation of the Project.

          (3) A management fee equal to [...***...] of the annual Base Rent derived from the Building; and all wages, salaries and other compensation for any employees who provide service to the Building and/or the Project; provided such wages, salads and other compensation shall not exceed [...***...] in any given year (the "Wage Ceiling) (such Wage Ceiling to increase each year by [...***...] of the Wage Ceiling for the preceding year).

          (4) Legal and accounting services for the Project, including, but not limited to, the costs of audits by certified public accountants of Basic Operating Cost records; provided, however, that legal expense shall not include the cost of (i) negotiating lease terms for prospective tenants, (ii) negotiating termination or extension of leases with existing tenants, (iii) proceedings against any other specific tenant relating to such tenant's breach of its lease, including without limitation failure to pay rent or other sums due to Landlord from such tenant, or (iv) legal costs incurred in connection with development and/or construction of the Project.

          (5) All insurance premiums and costs, including but not limited to, the premiums and costs of fire, casualty, liability, rental abatement and earthquake insurance applicable to the Project and Landlord's personal property used in connection therewith (and all mounts paid as a result of loss sustained that would be covered by such policies but for "deductible" or self-insurance provisions); provided, however, that Landlord may, but shall not be obligated to, carry earthquake


*CONFIDENTIAL TREATMENT REQUESTED


                                       5.

insurance. Notwithstanding the foregoing, if Landlord elects to carry earthquake insurance, Tenant shall only be obligated to pay the following amounts on account of such earthquake insurance during any calendar year: (i) if the premiums and costs associated with the earthquake insurance for the Building carried by Landlord for any given year are equal to or less than the Break Point defined below, Tenant shall pay [...***...] of such premiums and costs as Additional Rent; or (ii) if the premiums and costs associated with the earthquake insurance for the Building carried by Landlord for any given year exceed the Break Point, Tenant shall only pay [...***...] of such premiums and costs as-Additional Rent. For purposes of this provision, "Break Point") shall equal [...***...] (such amount to increase each year by [...***...] of the Break Point for the preceding year). By way of example, if the premium and costs for earthquake insurance carried by Landlord in a calendar year are [...***...], Tenant shall be responsible for payment [...***...] as Additional Rent; however, if the premiums and costs for earthquake insurance carried by Landlord in a calendar year are [...***...], Tenant shall be responsible for paying [...***...] as Additional Rent. If for any reason the earthquake insurance carried by Landlord is part of an umbrella or overall insurance policy covering the Building, the Project and other buildings, the determination of premiums and costs shall be based on the allocated portion of the premium and costs with respect to the Building, as reasonably determined by Landlord.

          (6) Repairs, replacements and general maintenance (except for repairs and replacements (i) paid for from the proceeds of insurance, (ii) paid for directly by Tenant, other tenants or any third party, or (iii) for the benefit solely of tenants of the Project other than Tenant to the extent that Tenant could not obtain similar services from Landlord without an obligation to reimburse Landlord for the entire cost thereof under the provisions of this Lease).

          (7) All real estate or personal property taxes, possessory interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees ("Real Property Taxes"), including, but not limited to, all of the following: (i) all real estate taxes and assessments, and all other taxes relating to, or levied, assessed or imposed on, the Project, or any portion thereof, or interest therein; (ii) all taxes, assessments, charges, levies, fees, excises or penalties, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature imposed, levied upon, measured by or attributable to Landlord's equipment, furniture, fixtures and other property located in, or used in connection with, the Project, or levied upon, measured by or reasonably attributable to the cost or value of any of the foregoing; (iii) all other taxes, assessments, charges, levies, fees, or penalties, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature imposed, levied, assessed, charged or collected by any governmental authority or other entity either directly or indirectly (A) for public improvements, user, maintenance or development fees, transit, housing, employment, police, fire, open space, streets, sidewalks, utilities, job training, child care or other governmental services or benefits, (B) upon or with respect to the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of, or business operations in, the Project (c) upon, against or measured by the area of the Project. or uses made thereof. or leases made to tenants thereof, or all or any part of the rents collected or collectible from tenants thereof, and (D) for environmental matters or as a result of the imposition of mitigation measures, including parking taxes, employer parking


*CONFIDENTIAL TREATMENT REQUESTED


                                       6.

regulations, or fees, charges or assessments as a result of the treatment of the Project, or any portion thereof or interest therein, as a source of pollution or storm water runoff; (iv) any tax or excise, however described, imposed in addition to, or in substitution partially or totally of, any or all of the foregoing taxes, assessments, charges or fees; and (v) any and all costs, expenses and attorneys' fees paid or incurred by Landlord in connection with any proceeding or action to contest in whole or in part, formally or informally, the imposition, collection or validity of any of the foregoing taxes, assessments, charges or fees. If by law any Real Property Taxes may be paid in installments at the option of the taxpayer, then Landlord shall include within Real Property Taxes only those installments (including interest, if any) which would become due by exercise of such option. Real estate taxes shall not include (i) inheritance or estate taxes imposed upon or assessed against the Project, or any part thereof or interest therein, or (ii) taxes computed upon the basis of the net income derived from the Project by Landlord or the owner of any interest therein.

          (8) Amortization (together with reasonable financing charges) of capital improvements made to the Premises, the Building or the Project subsequent to the Commencement Date that (i) are or will be required to comply with applicable law, ordinance rule or regulation, enacted or enforced after the Commencement Date, (ii) are replacements of items which Landlord is obligated to maintain; or (iii) are designed to improve the operating efficiency of the Project ("Limited Capital Improvements"); provided, however, that in the case of Limited Capital Improvements made solely for efficiency purposes, the amount chargeable as an Expense in any year shall not exceed Landlord's reasonable determination of the efficiency achieved either in direct cost savings, avoidance of cost increases anticipated to be realized during the Term, or a combination of both. As used in this Paragraph 4(b)(8), "amortization" shall mean allocation of the cost equally to each year of useful life of the items being amortized or a shorter period equal to the number of years required to recover the cost of said item of capital improvement out of the savings in operating efficiency derived therefrom.

          (9) Capital improvements to the Premises, the Building or the Project which do not constitute Limited Capital Improvements and which, in the aggregate, do not exceed [...***...] for the year in question.

        Notwithstanding any other provision herein to the contrary, if the Project is not fully occupied during any year of the Term, an adjustment shall be made in computing Additional Rent for such year so that Additional Rent shall be computed as though the Project had been fully occupied during such year; provided, however, that in no event shall Landlord collect in total, from Tenant and all other tenants of the Project, an amount greater than [...***...] of the actual Expenses during any year of the Term.

        Notwithstanding anything to the contrary contained in this Lease, the following shall not be treated as Expenses for purposes of this Paragraph 4(b):

               (i) Leasing commissions, attorneys' fees, costs, disbursements, and other expenses incurred in connection with negotiations or disputes with tenants (other than


*CONFIDENTIAL TREATMENT REQUESTED


                                       7.

Tenant), or in connection with leasing, renovating, or improving space for tenants or other occupants or prospective tenants or other occupants of the Building.

               (ii) The cost of any service sold to any tenant (including Tenant) or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with that tenant.

               (iii) Any depreciation on the Building or Project.

               (iv) Expenses in connection with services or other benefits of a type that are not provided to Tenant but which are provided another tenant or occupant of the Building or Project.

               (v) Costs incurred due to Landlord's violation of any terms or conditions of this Lease or any other lease relating to the Building or Project.

               (vi) Overhead profit increments paid to Landlord's subsidiaries or affiliates for management or other services on or to the Building or for supplies or other materials to the extent that the cost of the services, supplies, or materials exceeds the cost that would have been paid had the services, supplies, or materials been provided by unaffiliated parties on a competitive basis.

               (vii) All interest, loan fees, and other carrying costs related to any mortgage or deed of trust or related to any capital item, and all rental due under any ground or underlying lease, or any lease for any equipment ordinarily considered to be of a capital nature (except janitorial equipment which is not affixed to the Building.)

               (viii) Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord.

               (ix) Advertising and promotional expenditures.

               (x) Costs of repairs and other work occasioned by fire, windstorm, or other casualty that are insured or required to be insured by Landlord hereunder, excluding any deductible.

               (xi) Any costs, fines, or penalties incurred due to violations by Landlord of any governmental rule or authority, this Lease or any other lease in the Project, or due to Landlord's gross negligence or willful misconduct.

               (xii) Costs for sculpture, paintings, or other objects of art (nor insurance thereon or extraordinary security in connection therewith).

               (xiii) Wages, salaries, or other compensation paid to any executive employees above the grade of building manager; provided however, Landlord may charge as an Expense wages, salaries and other compensation for any employees who provide service to the Building and/or Project in reasonable proportion to the time spent in providing such service to the Building and/or Project.



                                       8.

               (xiv) The cost of correcting any building code or other violations which were violations prior to the Commencement Date.

               (xv) The cost of containing, removing, or otherwise remediating any contamination of the Project (including the underlying land and ground water) by any Hazardous Materials either (i) where such contamination existed prior to the date of this Lease or (ii) where such costs, in any given calendar year, exceed, in the aggregate, [...***...]. Nothing in this provision shall be deemed to limit Tenant's liability with respect to Hazardous Materials as set forth in this Lease, including without limitation, Paragraph 16 and Paragraph 32 below.

               (xvi) Any other expense, except as otherwise specifically provided for in this Lease, that under generally accepted accounting principles and practice consistently applied would not be considered a normal maintenance or operating expense.

     (C) PAYMENT OF ADDITIONAL RENT.

          (1) Upon commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Additional Kent for the period between the Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Kent on a monthly basis, in advance, on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. By April 1 of each calendar year, Landlord shall endeavor to provide to Tenant a statement (the "Expense Statement") showing the actual Additional Rent due to Landlord for the prior calendar year, to be prorated during the first year from the Commencement Date. If the total of the monthly payments of Additional Rent that Tenant has made for the prior calendar year is less than the actual Additional Rent chargeable to Tenant for such prior calendar year, then Tenant shall pay the difference in a lump sum within ten
(10) days after receipt of such statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due, or returned to Tenant in cash if no subsequent Additional Rent will be payable.

          (2) Landlord's then-current annual operating and capital budgets for the Building and the Project or the pertinent part thereof shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Even though the Term has expired and Tenant has vacated the Premises, Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

          (3) With respect to Expenses which Landlord allocates to the Building, Tenant's "Proportionate Share of the Building" shall be the percentage set forth in the Basic Lease Information as Tenant's Proportionate Share of the Building, as adjusted by Landlord from time to time as a result of changes in the square footage leased by Tenant hereunder. With respect to


*CONFIDENTIAL TREATMENT REQUESTED


                                       9.

Expenses which Landlord allocates to the Project as a whole or to only a portion of the Project, Tenant's "Proportionate Share of the Project" shall be, with respect to Expenses which Landlord allocates to the Project as a whole, the percentage set forth in the Basic Lease Information as Tenant's Proportionate Share of the Project and, with respect to Expenses which Landlord allocates to only a portion of the Project, a percentage calculated by Landlord from time to time in its reasonable discretion and furnished to Tenant in writing (for example, if the Building constitutes the only occupied premises of the Project, Landlord may allocate [...***...] of such Expenses as lighting, landscaping and Common Area maintenance to Tenant), in either case as adjusted by Landlord from time to time for changes in the square footage leased by Tenant, addition of improvements to the Project or changes in the physical size of the Project, whether such changes in size are due to an addition to or a sale or conveyance of a portion of the Project or otherwise. Notwithstanding the foregoing, Landlord may equitably adjust Tenant's Proportionate Share of the Building or of the Project, as applicable, for all or part of any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises.

     (D) GENERAL PAYMENT TERMS. The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder, including, without limitation, any Late Charges, as defined below, assessed pursuant to Paragraph 6 below and any interest assessed pursuant to Paragraph 44 below, are referred to as the "Rent". All Rent shall be paid without deduction, offset or abatement in lawful money of the United States of America. Checks are to be made payable to HMS Gateway Office, L.P. and shall be mailed: c/o Hines Interests Limited Partnership, 101 California Street, Suite 1000, San Francisco, California 94111-5848, Attn: Tom Kruggel or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall [se a prorated amount of the Rent for a full calendar month based upon the number of days in the month of the commencement or termination of the Lease term, as applicable.

     (E) AUDIT. Provided Tenant is not in Default under the terms of this Lease, Tenant, at its sole cost and expense, shall have the right within ninety (90) days after the delivery of each Expense Statement to review and audit Landlord's books and records regarding such Expense Statement for the sole purpose of determining the accuracy of such Expense Statement. Such review or audit shall be performed by a nationally recognized accounting firm that calculates its fees with respect to hours actually worked and that does not discount its time or rate (as opposed to a calculation based upon percentage of recoveries or other incentive arrangement), shall take place during normal business hours in the office of Landlord or Landlord's property manager and shall be completed within three (3) business days after the commencement thereof provided that Landlord or Landlord's property manager has made the books and records regarding the Expense Statement available for review. If Tenant does not so review or audit Landlord's books and records, Landlord's Expense Statement shall be final and binding upon Tenant. In the event that Tenant determines on the basis of its review of Landlord's books and records that the amount of Expenses paid by Tenant pursuant to this Paragraph 4 for the period covered by such Expense Statement is less than or greater than the actual amount properly payable by Tenant under the


*CONFIDENTIAL TREATMENT REQUESTED


                                      10.

terms of this Lease, Tenant shall promptly pay any deficiency to Landlord or Landlord shall promptly refund any excess payment to Tenant and pay for any reasonable audit expenses, if such excess payment exceeds the aggregate Expenses in Landlord's Expense Statement by [...***...], as the case may be.

5.      UTILITY EXPENSES

     (A) Tenant shall pay the cost of all water, sewer use, sewer discharge fees, gas, heat, electricity, refuse pick-up, janitorial service (including, without limitation, exterior and interior window washing), telephone and all materials and services or other utilities (collectively, "Utilities") billed or metered separately to the Premises and/or Tenant, together with all taxes, assessments, charges and penalties added to or included within such cost. Tenant acknowledges that the Premises. The Building and/or the Project may become subject to the rationing of Utility services or restrictions on Utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing or restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building and/or the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of rationing, restrictions or Laws.

     (B) Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of Utilities due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations, improvements, or due to accident, strike, or conditions or other events shall be deemed an eviction of Tenant or relieve Tenant from any of its obligations hereunder. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises, the Building, or the Project, unless caused by Landlord's gross negligence or willful misconduct.

6.      LATE CHARGE

        Notwithstanding any other provision of this Lease, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent when due, then Tenant shall pay to Landlord a late charge equal to [...***...] of such overdue amount (the Late Charge"), plus any costs and reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder; provided however, Landlord hereby waives its right to collect the first two (2) Late Charges payable by Tenant hereunder during the Term. Landlord and Tenant hereby agree


*CONFIDENTIAL TREATMENT REQUESTED


                                      11.

that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment and shall not be construed as a penalty. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

                   Initials: Landlord ________ Tenant ________

7.      SECURITY DEPOSIT

        Concurrently with Tenant's execution of the Lease, Tenant shall deposit with Landlord the Security Deposit specified in the Basic Lease Information as security for the full and faithful performance of each and every term, covenant and condition of this Lease. Landlord may use, apply or retain the whole or any part of the Security Deposit as may be reasonably necessary (a) to remedy Tenant's default in the payment of any Rent, (b) to repair damage to the Premises caused by Tenant, (c) to clean the Premises upon termination of this Lease, provided that Tenant has, in the reasonable judgment of Landlord, not cleaned the Premises in accordance with Paragraph II, (d) to reimburse Landlord for the payment of any amount which Landlord may reasonably spend or be required to spend by reason of Tenant's default, or (e) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Should Tenant faithfully and fully comply with all of the terms, covenants and conditions of this Lease, within thirty (30) days following the expiration of the Term, the Security Deposit or any balance thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease. Landlord shall keep the Security Deposit separate from its general funds and shall deposit such in a financial institution selected by Landlord and Tenant shall be entitled to any interest paid by such Bank on the Security Deposit and such interest shall be paid on an annual basis to Tenant by Landlord concurrently with the delivery of the Expense Statement or credited against any amounts owed by Tenant to Landlord as shown on such Expense Statement. If Landlord so uses or applies all or any portion of said deposit, within five (5) days after written demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full extent of the above amount, and Tenant's failure to do so shall be a default under this Lease. In the event Landlord transfers its interest in this Lease, Landlord shall transfer the then remaining amount of the Security Deposit to Landlord's successor in interest, and thereafter Landlord shall have no further liability to Tenant with respect to such Security Deposit.

8.      POSSESSION

     (A) TENANT'S RIGHT OF POSSESSION. Subject to Paragraph 8(b), Tenant shall be entitled to possession of the Premises upon commencement of the Term.

     (B) DELAY IN DELIVERING POSSESSION. If for any reason whatsoever, Landlord cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date, this Lease shall not be void or voidable (except as otherwise expressly provided in Paragraph 8(c) and (d) below), nor shall Landlord, or Landlord's agents, advisors, employees, partners, shareholders, directors, invitees or independent contractors (collectively, "Landlord's Agents"), be liable to Tenant for any loss or damage resulting therefrom. Subject to Paragraph D of




                                      12.

Exhibit B, Tenant shall not be liable for Rent until Landlord delivers possession of the Premises to Tenant. The Expiration Date shall be extended by the same number of days that Tenant's possession of the Premises was delayed beyond the Estimated Commencement Date.

     (C) TIME FOR PERFORMANCE. The parties have set forth on Exhibit H certain events which must occur prior to or during the construction of the Base Building Improvements (each a "Condition"), together with certain dates upon which each condition must be satisfied ("Initial Window Date"); provided however, if Landlord is delayed in satisfying any Condition due to Tenant Delays or Force Majeure Events (as defined in Exhibit B), all of the Initial Window Dates set forth on Exhibit H shall be extended for a period equal to the length of such delay. If any condition is not satisfied on or before its Initial Window Date, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord within five (5) business days after expiration of the applicable Initial Window Date. If Tenant does not deliver written notice of termination to Landlord within such five day period, Tenant shall have waived its right to terminate as a result of Landlord's failure to satisfy the particular Condition in question, all rights and obligations of Landlord and Tenant shall continue in full force and effect, including satisfaction of the remaining Conditions. If Tenant timely elects to terminate this Lease, the Lease shall terminate and Landlord shall promptly refund to Tenant all sums paid to Landlord by Tenant, including without limitation Carry Costs, if any.

     (D) OUTSIDE COMPLETION DATE. Notwithstanding anything in this Lease to the contrary, if Landlord has not obtained a temporary certificate of occupancy relating to the Base Building Improvements on or before [...***...], either Tenant or Landlord shall have the right to terminate this Lease by delivering written notice to the other on or before [...***...]; provided, however, if Landlord is delayed in obtaining the temporary certificate of occupancy relating to the Base Building Improvements as a result of Tenant Delays, such date shall be extended for a period equal to the length of any such Tenant Delay. If neither party delivers written notice of termination to the other within such time period, each party shall have waived its right to terminate and all rights and obligations of Landlord and Tenant shall continue in full force and effect, including satisfaction of the remaining Conditions. If either Tenant or Landlord timely elects to terminate this Lease, the Lease shall terminate and Landlord shall promptly refund to Tenant all sums paid to Landlord by Tenant, including without limitation Carry Costs, if any.

9.      USE OF PREMISES

     (A) PERMITTED USE. The use of the Premises by Tenant and Tenant's agents, advisors, employees, partners, shareholders, directors, invitees and independent contractors (collectively, "Tenant's Agents") shall be solely for the Permitted Use specified in the Basic Lease Information and for no other use. Tenant shall not permit any objectionable or unpleasant odor, smoke, dust, gas, noise or vibration to emanate from or near the Premises. The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by Laws, for any purpose that would invalidate the insurance or increase the premiums for insurance on the Premises, the Building or the Project or for any purpose or in any manner that would interfere with other tenants' use or occupancy of the Project. Tenant agrees to pay to


*CONFIDENTIAL TREATMENT REQUESTED


                                      13.

Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or any other use or action by Tenant or Tenant's Agents which increases Landlord's premiums or requires additional coverage by Landlord to insure the Premises. Tenant agrees not to overload the floor(s) of the Building.

     (B) COMPLIANCE WITH GOVERNMENTAL REGULATIONS AND PRIVATE RESTRICTIONS. Tenant and Tenant's Agents shall, at Tenant's expense, faithfully observe and comply with (1) all municipal, state and federal laws, statutes, codes, rules, regulations, ordinances, requirements, and orders (collectively, "Laws"), except such laws applicable to the construction of the Base Building Improvements now in force or which may hereafter be in force pertaining to the Premises or Tenant's use of the Premises, the Building or the Project, including without limitation, any Laws requiring installation of fire sprinkler systems, seismic reinforcement and related alterations, whether substantial in cost or otherwise, provided, however, that except as provided in Paragraph 9(c) below, Tenant shall not be required to make or, except as provided in Paragraph 4 above, pay for, structural changes to the Premises or the Building not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request; (2) all recorded covenants, conditions and restrictions affecting the Project ("Private Restrictions") now in force or which may hereafter be in force; and (3) any and all rules and regulations set forth in Exhibit E and any other rules and regulations now or hereafter promulgated by Landlord related to parking or the operation of the Premises, the Building and/or the Project (collectively, the "Rules and Regulations"). The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Laws or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

     (C) COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT. Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Project may be subject to, among other Laws, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, and all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Landlord shall cause the Base Building Improvements to be constructed in compliance with the ADA. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly complies with all requirements of the ADA. Subject to reimbursement pursuant to Paragraph 4 above, if any barrier removal work or other work is required to the Building, the Common Areas or the Project under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or Alteration (as hereinafter defined) made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and



                                      14.

expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises, the Building or the Project; any claims made or threatened orally or in writing regarding noncompliance with the ADA and relating to any portion of the Premises, the Building, or the Project; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises, the Building or the Project. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's Agents harmless and indemnify Landlord and Landlord's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Agents' violation or alleged violation of the ADA. Landlord shall and hereby agrees to protect, defend (with counsel acceptable to Tenant) and hold Tenant and Tenant's Agents harmless and indemnify Tenant and Tenant's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Landlord's failure to have the Building Improvements constructed in compliance with the ADA.

10.     ACCEPTANCE OF PREMISES

By taking possession of the Premises hereunder Tenant accepts the Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair, AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may be made thereof, except for Landlord's express obligations described in Exhibit A. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

11.     SURRENDER

     (A) Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (i) in good condition and repair (damage by acts of God, fire, and normal wear and tear excepted), but with all interior walls painted or cleaned so they appear painted and, where appropriate, patched, any carpets cleaned, all floors cleaned and waxed, and all plumbing fixtures in good condition and working order and, where appropriate, capped, and (ii) otherwise in accordance with Paragraph 32(h). Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or sooner termination of this Lease, Tenant shall, in accordance with this Paragraph 11, and at Tenant's sole cost and expense, remove, and repair any damage caused by such removal, (A) all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises, the Building and the Project and (B) all Tenant Improvements and all Alterations required to be removed pursuant to Paragraph 12 and Exhibit A. Any of Tenant's Property not



                                      15.

so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Tenant is required to remove pursuant to Paragraph 12 and Exhibit A shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of this Paragraph 11 and Paragraph 32(h) below, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

     (B) Notwithstanding Paragraph 1l(a) above, with respect to all R&D Space, as defined below, within the Premises, Tenant shall, on the last day of the Term or on the sooner termination of this Lease, surrender such space to Landlord as follows:

          (1) The Allowable R&D Space, as defined below, shall be surrendered to Landlord in the condition specified in Paragraphs 11 (a)(i) and (ii), above, except that Tenant shall not be required to paint or patch any interior walls located within the Allowable R&D Space.

          (2) The Additional R&D Space, as defined below, shall be surrendered to Landlord in the conditions specified in Paragraphs 11 (a)(i) and (ii), above. In addition, Tenant shall pay to Landlord on or before the last day of the Term or on the sooner termination of this Lease, the costs, as reasonably determined by Landlord, necessary to remove all Tenant Improvements and Alterations required to be removed under Paragraph 12 and Exhibit A, and otherwise to surrender the Premises in a condition ready for Landlord to commence build-out of such space for a succeeding tenant.

          (3) The Converted Office Space, as defined below, shall be surrendered to Landlord in the condition required of Additional R&D Space, as provided in Paragraph 11(b)2 above; provided however, Tenant shall also pay to Landlord on or before the last day of the Term or on the sooner termination of this Lease, the Conversion Allowance, as defined below.

     (C) For the purposes of this Paragraph 11, the following definitions shall apply:

          (1) ALLOWABLE R&D SPACE shall mean (i) that portion of R&D Space within the original Premises (specifically excluding the Expansion Space, as defined below) (the "Original Premises") that, in the aggregate, does not exceed [...***...] square feet and (ii) that portion of R&D Space within the Expansion Space-that, in the aggregate, does not exceed [...***...] square feet, the location of which shall be reasonably designated by Landlord in a notice to Tenant


*CONFIDENTIAL TREATMENT REQUESTED


                                      16.

given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event, no advance notice shall be required).

          (2) ADDITIONAL R&D SPACE shall mean that portion of R&D Space within the Original Premises in excess of the maximum Allowable R&D Space under Paragraph 1l(c)(1) above; provided that the Additional R&D Space shall not exceed an aggregate of [...***...] square feet. The location of the Additional R&D Space shall be reasonably designated by Landlord in a notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event, no advance notice shall be required).

          (3) CONVERTED OFFICE SPACE shall mean (i) that portion of R&D Space within the Original Premises in excess of the maximum Additional R&D Space for the Original Premises and (ii) that portion of K&D Space within the Expansion Space in excess of the maximum Allowable R&D Space for the Expansion Space.

          (4) R&D SPACE shall mean space that has been improved for research, development, engineering, evaluation and testing activities and that, without reconfiguration, cannot be used for standard office use, all as determined by Landlord in its reasonable discretion based upon market conditions generally existing at the time.

          (5) CONVERSION ALLOWANCE shall be an amount, calculated upon termination of the Lease, equal to the greater of (i) [...***...] multiplied by the total square feet of Converted Office Space or (ii) [...***...] multiplied by the number of full Lease Years expired at the termination of the Lease, multiplied by the total square feet of Converted Office Space. By way of example, if the Lease is terminated in the [...***...] Lease Year and the Converted Office Space is [...***...] square feet, then the Conversion Allowance would be [...***...] whichever is greater than [...***...].

     (D) If at any time during the Term, the total square footage of the R&D Space in (i) the Original Premises exceeds [...***...] square feet or (ii) the Expansion Space exceeds [...***...] square feet (each excess amount being referred to as the "Excess R&D Space Square Footage"), Tenant shall deposit with Landlord, as security for Tenant's surrender obligations under this Paragraph 11, an amount equal to the sum of [...***...] multiplied by the Excess R&D Space Square Footage. Such amount shall be held by Landlord in an interest bearing account, with all interest earned thereon to be held by Landlord, and such amount, including interest, shall be subsequently applied or disbursed in accordance with Paragraph 7.

12.     ALTERATIONS AND ADDITIONS

     (A) Tenant shall not make, or permit to be made, any alteration, addition or improvement (hereinafter referred to individually as an "Alteration" and collectively as the "Alterations") to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord


*CONFIDENTIAL TREATMENT REQUESTED


                                      17.

shall have the right in its sole and absolute discretion to consent or to withhold its consent to any Alteration which affects the structural portions of the Premises, the Building or the Project or the mechanical, electrical or life-safety systems serving the Premises, the Building and/or the Project or any portion thereof (the "Systems"). Notwithstanding the foregoing, but subject to the conditions set forth below, Tenant may, without Landlord's consent, make Alterations within the Premises provided that such Alterations (i) do not affect the structural portions of the Premises, the Building or the Project or the Systems, and (ii) the cost, on an individual project basis, of any Alteration, is less than [...***...] and, in the aggregate for the Term, does not exceed [...***...].

     (B) Any Alteration to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable Laws and all requirements requested by Landlord, including, without limitation, the requirements of any insurer providing coverage for the Premises or the Project or any part thereof, and in accordance with plans and specifications approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, with respect to Alterations that may be made without Landlord's prior consent as permitted above, Landlord agrees that Tenant shall not be required to submit plans and specifications for prior approval of the Landlord and that Landlord shall not require prior approval of the installing contractor; provided, however, if Tenant does not obtain the prior approval of plans and specifications for any Alteration, then subject to the terms of this Paragraph 12(b), Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove, and repair any damage caused by removal of, any and all such Alterations. If Tenant does not obtain Landlord's prior consent as to the installing contractor, Tenant shall be responsible for maintaining harmonious labor relations with all contractors and service providers servicing the Premises, Building and/or Project. In addition, with respect to any Alterations made without Landlord's prior consent as permitted above, Tenant agrees to meet with Landlord, at Landlord's request, not more than once in every calendar year, to discuss any such Alterations that have been made to the Premises. In such meeting, Tenant shall provide Landlord with "as-built" plans and, if requested by Tenant, Landlord shall within 30 days of such meeting, provide Tenant with a list of those Alterations reviewed by Landlord that will be required to be removed upon termination of the Lease. Any Alterations requiring the prior consent of Landlord shall contain a request that Landlord specify in writing to Tenant those Alterations that Tenant will be required to remove in accordance with Paragraph 1 l(a) upon expiration or sooner termination of this Lease. Upon receipt of such request, Landlord shall make such determination and respond to Tenant within five (5) business days of such request. Before Alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the Alterations begin, Tenant will diligently and continuously pursue their completion. Landlord may monitor construction of the Alterations and Tenant shall reimburse Landlord for its costs (including, without limitation, the costs of any construction manager retained by Landlord) in reviewing plans and documents and in monitoring construction. Tenant shall maintain during the course of construction, at its sole cost and expense, builders' risk insurance for the amount of the completed value of the Alterations on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against


*CONFIDENTIAL TREATMENT REQUESTED


                                      18.

such risks as Landlord shall reasonably require in connection with the Alterations. In addition to and without limitation on the generality of the foregoing, Tenant shall ensure that its contractor(s) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming Landlord, Tenant and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than [...***...] for injury or death of one person in any one accident or occurrence and in the amount of not less than [...***...] for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least [...***...].

     (C) Except as otherwise expressly stated herein or agreed to between the parties, all Alterations, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, drapery, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant, together with all property that has become an integral part of the Premises or the Building, shall at once be and become the property of Landlord, and shall not be deemed trade fixtures or Tenant's Property.

     (D) No private telephone systems, utilities and/or other related computer, utility or telecommunications equipment or lines may be installed without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. If Landlord gives such consent, all equipment must be installed within the Premises and, unless Landlord, at the time of installation, notified Tenant in writing that removal would not be required, removed upon the expiration or sooner termination of this Lease and the Premises restored to the same condition as before such installation.

     (E) Notwithstanding anything herein to the contrary, before installing any equipment or lights which generate an undue amount of heat in the Premises, or if Tenant plans to use any high-power usage equipment in the Premises, Tenant shall obtain the written permission of Landlord which permission shall not be unreasonably withheld, conditioned or delayed. Landlord may refuse to grant such permission unless Tenant agrees to pay the costs to Landlord for installation of supplementary air conditioning capacity or electrical systems necessitated by such equipment.

     (F) Tenant agrees not to proceed to make any Alterations, notwithstanding consent from Landlord to do so, until Tenant notifies Landlord in writing of the date Tenant desires to commence construction or installation of such Alterations and Landlord has approved such date in writing, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

13.     MAINTENANCE AND REPAIRS OF PREMISES

     (A) MAINTENANCE BY TENANT. Throughout the Term, Tenant shall, at its sole expense, (1) keep and maintain in good order and condition the Premises, and repair and replace every part


*CONFIDENTIAL TREATMENT REQUESTED


                                      19.

thereof, including interior glass, windows, window frames and casements, interior doors and door frames and door closers; interior lighting (including, without limitation, light bulbs and ballasts), the plumbing and electrical systems exclusively serving the Premises, all communications systems serving the Premises, signage, interior demising walls and partitions, equipment, interior painting and interior walls and floors, and the roll-up doors, ramps and dock equipment, including, without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights located in or on the Premises (excepting only those portions of the Building or the Project to be maintained by Landlord, as provided in Paragraph 13Co) below), (2) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, and (3) keep and maintain in good order and condition, repair and replace all of Tenant's security systems in or about or serving the Premises. Tenant shall not do nor shall Tenant allow Tenant's Agents to do anything to cause any damage, deterioration or unsightliness to the Premises, the Building or the Project.

     (B) MAINTENANCE BY LANDLORD. Subject to the provisions of Paragraphs 13(a), 21 and 22, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for Tenant's Proportionate Share of the Project and the Building, as applicable, of the cost and expense of the following items, Landlord agrees to repair and maintain the following items: exterior glass, windows, window frames and casements, exterior doors and door frames and door closers; the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs resulting from the presence of such additional equipment); the Systems serving the Premises and the Building, excluding the plumbing and electrical systems exclusively serving the Premises; and the Parking Areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Subject to the provisions of Paragraphs 13(a), 21 and 22, Landlord, at its own cost and expense, agrees to repair and maintain the following items: the structural portions of the roof (specifically excluding the roof coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine maintenance, including, without limitation, any painting, sealing, patching and waterproofing of such walls). Notwithstanding anything in this Paragraph 13 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building and/or the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or Tenant's Agents and to restore the Premises, the Building and/or the Project, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance and a reasonable time to perform such repair and maintenance. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition.

     (C) TENANT'S WAIVER OF RIGHTS. Tenant hereby expressly waives all rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil


                                      20.

Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

14.     LANDLORD'S INSURANCE

        Landlord shall purchase and keep in force "all risk" property insurance covering the Building and the Project. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Project of any insurer necessary for the maintenance of reasonable fire and commercial general liability insurance. covering the Building and the Project. Landlord, at Tenant's cost, may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premises, the Building or the Project or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease. Notwithstanding the foregoing, in the event Tenant provides satisfactory evidence to Landlord that Tenant maintains insurance reasonably acceptable to Landlord insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premise, the Building or the Project or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease, Landlord will not charge Tenant for the cost of maintaining "Loss of Rents" insurance; provided however, if for any reason Tenant fails to maintain such insurance, Tenant shall be responsible for payment of the Rent that would have been paid to Landlord had Tenant maintained insurance for such lost Rent.

15.     TENANT'S INSURANCE

     (A) COMMERCIAL GENERAL LIABILITY INSURANCE. Tenant shall, at Tenant's expense, secure and keep in force a Commercial General Liability insurance policy covering the Premises, insuring Tenant, and naming Landlord and its lenders as additional insureds, against liability arising out of the ownership, use, occupancy or maintenance of the Premises. The minimum limit of coverage of such policy shall be in the amount of not less than [...***...] for each occurrence combined single limited for bodily injury and property damage, shall include an extended liability endorsement providing contractual liability coverage (which shall include coverage for Tenant's indemnification obligations in this Lease), and shall contain a severability of interest clause or a cross liability endorsement. Landlord may from time to time require reasonable increases in any such limits if Landlord believes that additional coverage is necessary or desirable. The limit of any insurance shall not limit the liability of Tenant hereunder. No policy maintained by Tenant under this Paragraph 15(a) shall contain a deductible greater than [...***...]. No policy shall be cancelable without thirty (30) days prior written notice to Landlord. Such policies of insurance shall be issued as primary policies and not contributing with or in excess of coverage that Landlord may carry, by an insurance company authorized to do business in the State of California for the issuance of such type of insurance coverage and rated A:XIII or better in Best's Key Rating Guide.

     (B) PERSONAL PROPERTY INSURANCE. Tenant shall maintain in full force and effect on all of its personal property, furniture, furnishings, trade or business fixtures, equipment and such


*CONFIDENTIAL TREATMENT REQUESTED


                                      21.

other items listed on Exhibit I (collectively, "Tenant's Property") located on the Premises, a policy or policies of fire and extended coverage insurance with water damage and sprinkler leakage coverage to the extent greater than [...***...]. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions.

     (C) WORKER'S COMPENSATION INSURANCE; EMPLOYER'S LIABILITY INSURANCE. Tenant shall, at Tenant's expense, maintain in full force and effect worker's compensation insurance with not less than the minimum limits required by law, and employer s liability insurance with a minimum limit of coverage of [...***...].

     (D) EVIDENCE OF COVERAGE. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable except after thirty (30) days prior written notice to Landlord and the other parties named as additional insurers as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) clays notice has been given to Landlord).

16.     INDEMNIFICATION

     (A) OF LANDLORD. Tenant shall indemnify and hold harmless Landlord and Landlord's Agents against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (1) the use of the Premises, the Building or the Project by Tenant or Tenant's Agents, or from any activity done, permitted or suffered by Tenant or Tenant's Agents in or about the Premises, the Building or the Project, and (2) any act, neglect, fault, willful misconduct or omission of Tenant or Tenant's Agents, or from any breach or default in the terms of this Lease by Tenant or Tenant's Agents, and (3) any action or proceeding brought on account of any matter in items (1) or (2). If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby releases Landlord and Landlord's Agents from responsibility for, waives its entire claim of recovery for and assumes all risk of (i) damage to property or injury to persons in or about the Premises, the Building or the Project from any cause whatsoever (except that which is caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure), or (ii) loss resulting from


*CONFIDENTIAL TREATMENT REQUESTED


                                      22.

business interruption or loss of income at the Premises. The obligations of Tenant under this Paragraph 16 shall survive any termination of this Lease.

     (B) OF TENANT. Landlord shall indemnify and hold harmless Tenant and Tenant's Agents against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) relating to the Project and arising from the gross negligence or willful misconduct of Landlord or Landlord's Agents, and any action or proceeding brought on account of such claims. If any action or proceeding is brought against Tenant by reason of any such claim, upon notice from Tenant, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Landlord. The obligations of Landlord under this Paragraph 16 shall survive any termination of this Lease.

     (C) NO IMPAIRMENT OF INSURANCE. The foregoing indemnity shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity.

17.     SUBROGATION

Landlord and Tenant hereby mutually waive any claim against the other and its Agents for any loss or damage to any of their property located on or about the Premises, the Building or the Project that is caused by or results from perils covered by the property insurance required to be carried by the respective parties in accordance with Paragraphs 14 and 15 of this Lease, whether or not due to the negligence of the other party or its Agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 17 shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

18.     SIGNS

        Landlord shall install, at Landlord's expense, building signage and monument signage reflecting Tenant's occupancy of the Premises mutually acceptable to Landlord and Tenant and complying with all applicable Laws or any covenants, conditions or restrictions effecting the Project. Tenant shall not place or permit to be placed in, upon, or about the Premises, the Building or the Project any exterior, decorations, balloons, flags, pennants, banners, advertisements or notices, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior the Premises without obtaining Landlord's prior written consent.

19.     FREE FROM LIENS

        Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligations incurred by or for Tenant in accordance with the provisions of this Paragraph
19. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have in addition to all other remedies


                                      23.

provided herein and by law the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith (including, without limitation, attorneys' fees) shall be payable to Landlord by Tenant upon demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law or that Landlord shall deem proper for the protection of Landlord, the Premises, the Building and the Project, from mechanics' and materialmen's liens. Tenant shall give to Landlord at least five
(5) business days' prior written notice of commencement of any repair or construction on the Premises.

20.     ENTRY BY LANDLORD

        Tenant shall permit Landlord and Landlord's Agents to enter into and upon the Premises at all reasonable times, upon reasonable notice (except in the case of an emergency, for which no notice shall be required), and subject to Tenant's reasonable security arrangements, for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants or to alter, improve, maintain and repair the Premises or the Building as required or permitted of Landlord under the terms hereof, or for any other business purpose, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned (except for actual damages resulting from the gross negligence or willful misconduct of Landlord); and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or "for lease" signs. No such entry shall be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises. Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure in the case of an emergency and when Landlord otherwise reasonably deems such closure necessary.

21.     DESTRUCTION AND DAMAGE

     (A) If the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord shall, at Landlord's option:

          (1) In the event of total destruction (which shall mean destruction or damage in excess of [...***...] of the full insurable value thereof) of the Premises, elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the date (the "Casualty Discovery Date") Landlord obtains actual knowledge of such destruction. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

          (2) In the event of a partial destruction (which shall mean destruction or damage to an extent not exceeding [...***...] of the full insurable value thereof) of the Premises for which Landlord will receive insurance proceeds sufficient to cover the cost to repair and restore such partial destruction and, if the damage thereto is such that the Premises may be substantially


*CONFIDENTIAL TREATMENT REQUESTED


                                      24.

repaired or restored to its condition existing immediately prior to such damage or destruction within one hundred eighty (180) days from the Casualty Discovery Date, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect. If such repair and restoration requires longer than one hundred eighty (180) days or if the insurance proceeds therefor (,plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

     (B) If the Premises are damaged by any peril not covered by extended coverage insurance, and the cost to repair such damage exceeds any amount Tenant may agree to contribute, Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date on which Tenant surrenders possession of the Premises to Landlord, except that if the damage to the Premises materially impairs Tenant's ability to continue its business operations in the Premises, then this Lease shall be deemed to have terminated as of the date such damage occurred.

     (C) Notwithstanding anything to the contrary in this Paragraph 21, Landlord shall have the option to terminate this Lease, exercisable by notice to Tenant within sixty (60) days after the Casualty Discovery Date, in each of the following instances:

          (1) If more than [...***...] of the full insurable value of the Building is damaged or destroyed, regardless of whether or not the Premises are destroyed.

          (2) If the Building or the Project or any portion thereof is damaged or destroyed and the repair and restoration of such damage requires longer than one hundred eighty (180) days from the Casualty Discovery Date.

          (3) If the Building or the Project or any portion thereof is damaged or destroyed and the insurance proceeds therefor are not sufficient to cover the costs of repair and restoration.

          (4) If the Building or the Project or any portion thereof is damaged or destroyed during the last twelve (12) months of the Term.

     (D) In the event of repair and restoration as herein provided, the monthly installments of Base Rent shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such repair or restoration, but only to the extent of rental abatement insurance proceeds received by Landlord, provided, however, that Tenant shall not be


*CONFIDENTIAL TREATMENT REQUESTED


                                      25.

entitled to such abatement to the extent that such damage or destruction was caused by the acts or inaction of Tenant or Tenant's Agents. The number of parking spaces allocated to Tenant hereunder shall be reduced on a proportionate basis in the event any of the parking spaces in the Parking Areas are eliminated as a result of such damage or destruction affecting such Parking Areas. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any damage to or destruction of the Premises, the Building or the Project or the repair or restoration thereof, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building or the Project and/or any inconvenience or annoyance occasioned by such damage, repair or restoration unless caused by the gross negligence or willful misconduct of Landlord.

     (E) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only the initial Tenant Improvements constructed in the Premises pursuant to the terms of this Lease, substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant may, but shall not be obligated to, promptly repair and restore, at Tenant's expense, Tenant's Alterations which were not constructed by Landlord.

     (F) Tenant hereby waives the provisions of California Civil Code Section 1932(2) and Section 1933(4) which permit termination of a lease upon destruction of the leased premises, and the provisions of any similar law now or hereinafter in effect, and the provisions of this Paragraph 21 shall govern exclusively in case of such destruction.

     (G) If Landlord elects to repair or restore the Premises in accordance with the terms and conditions set forth in this Paragraph 21 but fails to substantially complete such repair or restoration within two hundred and seventy
(270) days after the Casualty Discovery Date (the "Repair Period") and such damage to the Premises materially and adversely affects Tenant in the conduct of its business operations, Tenant shall have the right to terminate this Lease by providing written notice to Landlord within five (5) business days after the end of the Repair Period, in which event this Lease shall terminate as of the date of such casualty.

22.     CONDEMNATION

If [...***...] or more of the Premises or the Building or the parking areas for the Building as shown on the Site Plan is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking (each such event being referred to as a "Condemnation"), Landlord may, at its option, terminate this Lease as of the date title vests in the condemning party. If [...***...] or more of the Premises is taken and if the Premises remaining after such Condemnation and any repairs by Landlord would materially and adversely affect Tenant in the conduct of its business operations, Tenant shall have the right


*CONFIDENTIAL TREATMENT REQUESTED


                                      26.

to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Premises, to the extent of any Condemnation award received by Landlord, to substantially the same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Base Rent corresponding to the time during which, and to the portion of the floor area of the Premises (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration, as reasonably determined by Landlord. In addition, the number of parking spaces allocated to Tenant hereunder shall be reduced on a proportionate basis in the event any of the parking spaces in the Parking Areas are taken or otherwise eliminated as a result of any Condemnation affecting such Parking Areas. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any Condemnation or the repair or restoration of the Premises, the Building or the Project or the parking areas for the Building or the Project following such Condemnation, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building, the Project or the parking areas and/or any inconvenience or annoyance occasioned by such Condemnation, repair or restoration. The provisions of California Code of Civil Procedure
Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of the Premises, the Building or the Project or the parking areas for the Building or the Project, and any other applicable law now or hereafter enacted, are hereby waived by Tenant.

     (A) Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any Condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided, however, that Tenant shall be entitled to receive any award separately allocated by the condemning authority to Tenant for Tenant's relocation expenses or the value of Tenant's Property (specifically excluding fixtures, Alterations and other components of the Premises which under this Lease or by law are or at the expiration of the Term will become the property of Landlord), provided that such award does not reduce any award otherwise allocable or payable to Landlord.

23.     ASSIGNMENT AND SUBLETTING

     (A) Except as specifically provided for in (b) below, Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed provided that Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would


                                      27.

constitute a Default hereunder. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current and prior financial statements for the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles, consistently applied. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. In the event Tenant wishes to assign or sublet the entire Premises for the remainder of the Term (except in either event in connection with a Permitted Transfer) Landlord shall have the option, to be exercised within thirty (30) clays of receipt of the foregoing, to (1) terminate this Lease in its entirety,
(2) sublease or take an assignment, as the case may be, from Tenant of the interest, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld, conditioned or delayed so long as Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder. In the event Landlord elects to terminate this Lease or sublease or take an assignment from Tenant of the interest in the Lease and/or the Premises that Tenant proposes to assign or sublease as provided in the foregoing clauses (1) and (2), respectively, then Landlord shall have the additional right to negotiate directly with Tenant's proposed assignee or subtenant and to enter into a direct lease or occupancy agreement with such party on such terms as shall be acceptable to Landlord in its sole and absolute discretion, and Tenant hereby waives any claims against Landlord related thereto, including, without limitation, any claims for any compensation or profit related to such lease or occupancy agreement.

     (B) Without otherwise limiting the criteria upon which Landlord may withhold its consent, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following: (1) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in an manner which, is in keeping with the then character and nature of all other tenancies in the Project, (2) whether the use to be made of the Premises by the proposed subtenant or assignee will conflict with any so-called "exclusive" use then in favor of any other tenant of the Building or the 'Project, and whether such use would be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable Laws, and whether such use imposes an unreasonable load upon the Premises and the Building and Project services, (3) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-term financial and; competitive business prospects of the proposed assignee or subtenant, and
(4) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved. In any event, Landlord may withhold its consent to any assignment or sublease, if the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 9(a) or (b) above or with any other lease which restricts the use to which any space in the Building or the Project may be put. Notwithstanding the foregoing, Tenant may, without Landlord's consent, but upon notice and delivery of evidence documenting such assignment or subletting, assign or sublet to an Affiliate (as defined below) of the original Tenant, provided that such Affiliate has a net worth (calculated in accordance .with generally accepted accounting


                                      28.

principles, consistently applied) equal to or greater than the net worth of the original Tenant on the Commencement Date or the date of the proposed assignment or subletting, whichever is higher (such assignment or subletting being referred to as a "Permitted Transfer"). For purposes hereof, "Affiliate" shall mean any person, firm or corporation (i) which shall be controlled by, under the control of, or under common control with the original Tenant, (ii) which results from a merger of, reorganization of, or consolidation with the original Tenant or (iii) which acquires substantially all of the stock or assets of the original Tenant. For purposes hereof, "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, firm or corporation, whether through the ownership of voting securities, by contract or otherwise.

     (C) If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, all of the difference, if any, between (1) the Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, and (2) the rent and any additional rent payable by the assignee or sublessee to Tenant, less actual leasing commissions, reasonable attorneys' fees, tenant improvement costs and other reasonable out-of-pocket expenses, if any, incurred by Tenant in connection with such assignment or sublease as evidenced by written records reasonably satisfactory to Landlord. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. In the event that, notwithstanding the giving of such notice, Tenant collects any rent or other sums from the assignee or subtenant, then Tenant shall hold such sums in trust for the benefit of Landlord and shall immediately forward the same to Landlord. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

     (D) Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignment or subletting).

     (E) Tenant shall pay Landlord's reasonable fees (including, without limitation, the fees of Landlord's counsel), incurred in connection with Landlord's review and processing of


                                      29.

documents regarding any proposed assignment or sublease, which fees shall not exceed [...***...].

     (F) Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Paragraph 23, Tenant's assignee or subtenant shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises except in accordance with the terms of this Paragraph 23.

     (G) Tenant acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 23 on Tenant's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are, for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Tenant seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other-person to occupy or use the Premises or any portion thereof.

24.     TENANT'S DEFAULT

        The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

     (A) The vacation of the Premises for a period, in the aggregate, of [...***...] or abandonment of the Premises by Tenant for a period of [...***...] consecutive days or any vacation or abandonment of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse, or the failure of Tenant to continuously operate Tenant's business in the Premises, in each of the foregoing cases irrespective of whether or not Tenant is then in monetary default under this Lease. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     (B) Failure to pay any installment of Rent or any other monies due and payable hereunder, said failure continuing for a period of three (3) days after Landlord's notice of such failure;

     (C) A general assignment by Tenant or any guarantor or surety of Tenant's obligations hereunder (collectively, "Guarantor") for the benefit of creditors;

     (D) The filing of a voluntary petition in bankruptcy by Tenant or any Guarantor, the filing by Tenant or any Guarantor of a voluntary petition for an arrangement, the filing by or against Tenant or any Guarantor of a petition, voluntary or involuntary, for reorganization, or the filing


*CONFIDENTIAL TREATMENT REQUESTED


                                      30.

of an involuntary petition by the creditors of Tenant or any Guarantor, said involuntary petition remaining undischarged for a period of sixty (60) days;

     (E) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

     (F) Death or disability of Tenant or any Guarantor, if Tenant or such Guarantor is a natural person, or the failure by Tenant or any Guarantor to maintain its legal existence, if Tenant or such Guarantor is a corporation, partnership, limited liability company, trust or other legal entity;

     (G) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment in the time periods and manner required by Paragraphs 30 or 31 or 42;

     (H) An assignment or sublease, or attempted assignment or sublease, of this Lease or the Premises by Tenant contrary to the provision of Paragraph 24, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

     (I) Failure of Tenant to restore the Security Deposit to the amount and within the time period provided in Paragraph 7 above;

     (J) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in subparagraphs (b), (1) or (m) above or any other subparagraphs of this Paragraph 25, which shall be governed by such other Paragraphs), which failure continues for ten (10) days after written notice thereof from Landlord to Tenant, provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such ten (10) day period despite reasonable diligence, Tenant shall not be in default under this subparagraph so long as Tenant thereafter diligently and continuously prosecutes the cure to completion and actually completes such cure within a reasonable time after the giving of the aforesaid written notice;

     (K) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other periodic payments required to be paid by Tenant under this Lease and Landlord's delivery of written notice of such failure (i) for any three (3) months (consecutive or nonconsecutive) during any period of twelve (12) months or (ii) for any six (6) months (consecutive or nonconsecutive) during the Term. In the event of a Chronic Delinquency, in addition to Landlord's other remedies for Default provided in this Lease, at Landlord's option, Landlord shall have the right to require that Rent be paid by Tenant quarterly, in advance;

     (L) Chronic overuse by Tenant or Tenant's Agents of the number of undesignated parking spaces set forth in the Basic Lease Information. "Chronic Overuse" shall mean use by Tenant or Tenant's Agents of a number of parking spaces greater than the number of parking spaces set forth in the Basic Lease Information more than three (3) times during any twelve (12) month period after written notice by Landlord;


                                      31.

     (M) Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or be reduced or materially changed, except as permitted in this Lease; and

     (N) Any failure by Tenant to discharge any lien or encumbrance placed on the Project or any part thereof in violation of this Lease within ten (10) days after the date such lien or encumbrance is filed or recorded against the Project or any part thereof.

        Tenant agrees that any notice given by Landlord pursuant to Paragraph 25(j), (k) or (1) above shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

        Notwithstanding anything in this Paragraph 24 to the contrary, Tenant may cure a Default under Paragraph 24(c), (d) or (f) above relating to the Guarantor (or an event which with the giving of notice or the passing of time or both, would constitute such a Default hereunder) ("Potential Default"), by delivering to Landlord a Letter of Credit in accordance with Paragraph 4 of this Lease within ten (10) days after written notice from Landlord of such Default or Potential Default.

25.     LANDLORD'S REMEDIES

     (A) TERMINATION. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

          (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

          (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, (A) any costs or expenses incurred by Landlord (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering, remodeling or rehabilitating the Premises or any affected portions of the Building or the Project, including such actions undertaken in connection with the reletting or attempted reletting of the Premises to a new tenant or tenants; (3) for leasing commissions, advertising costs and other expenses of


                                      32.

reletting the Premises; or (4) in carrying the Premises, including taxes, insurance premiums, utilities and security precautions; (B) any unearned brokerage commissions paid in connection with this Lease; (c) reimbursement of any previously waived or abated Base Rent or Additional Rent or any free rent or reduced rental rate granted hereunder; and (D) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions, payments or loans by Landlord for tenant improvements or build-out allowances (including without limitation, any unamortized portion of the Tenant Improvement Allowance (such Tenant Improvement Allowance to be amortized over the Term in the manner reasonably determined by Landlord), if any, and any outstanding balance (principal and accrued interest) of the Tenant Improvement Loan, if any), or assumptions by Landlord of any of Tenant's previous lease obligations; plus

          (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

          (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to [...***...] per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph
(3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus [...***...]. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other pertinent present or future Law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

     (B) CONTINUATION OF LEASE. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations). In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Paragraph 25(b), the following acts by Landlord will not constitute the termination of Tenant's right to possession of the Premises:

          (1) Acts of maintenance or preservation or efforts to relet the Premises, including; but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

          (2) The appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease or in the Premises.

     (C) RE-ENTRY. In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the


*CONFIDENTIAL TREATMENT REQUESTED


                                      33.

Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

     (D) RELETTING. In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 25(c) or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 25(a), Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in Landlord's sole discretion. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     (E) TERMINATION. No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 25 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

     (F) CUMULATIVE REMEDIES. The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

     (G) NO SURRENDER. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all


                                      34.

such subleases by notifying the sublessee of its election so to do within [...***...] days after such surrender.

26.     LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

     (A) Without limiting the rights and remedies of Landlord contained in Paragraph 25 above, if Tenant shall be in Default in the performance of any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, then Landlord may at Landlord's option, without any obligation to do so, and without notice to Tenant perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant or any of Tenant's Agents, unless caused by Landlord's gross negligence or willful misconduct.

Without limiting the rights of Landlord under Paragraph 25(a) above, Landlord shall have the right at Landlord's option, without any obligation to do so, to perform any of Tenant's covenants or obligations under this Lease without notice to Tenant in the case of an emergency, as determined by Landlord in its sole and absolute judgment, or if Landlord otherwise determines in its reasonable discretion that such performance is necessary or desirable for the proper management and operation of the Building or the Project or for the preservation of the rights and interests or safety of other tenants of the Building or the Project.

     (B) If Landlord performs any of Tenant's obligations hereunder in accordance with this Paragraph 26, the full amount of the cost and expense incurred or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment by Landlord at the lower of [...***...] per annum, or (2) [...***...].

27.     ATTORNEY'S FEES

     (A) If either party hereto fails to perform any of its obligations under this Lease or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Lease, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

     (B) Without limiting the generality of Paragraph 27(a) above, if Landlord utilizes the services of an attorney for the purpose of collecting any Rent due and unpaid by Tenant or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord


*CONFIDENTIAL TREATMENT REQUESTED


                                      35.

reasonable attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

28.     TAXES

        Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against Tenant's Property. If any Alteration installed by Tenant pursuant to Paragraph 12 or any of Tenant's Property is assessed and taxed with the Project or Building, Tenant shall pay such taxes to Landlord within ten (10) days after delivery to Tenant of a statement therefor.

29.     EFFECT OF CONVEYANCE

        The term "Landlord" as used in this Lease means, from time to time, the then current owner of the Building or the Project containing the Premises, so that, in the event of any sale of the Building or the Project, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord arising hereunder from and after the date of such transfer, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, that the purchaser of the Building or the Project has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

30.     TENANT'S ESTOPPEL CERTIFICATE

        From time to time, upon written request of either party (the "Requesting Party"), the other party (the "Responding Party") shall execute, acknowledge and deliver to the Requesting Party or its designee, a written certificate stating
(a) the date this Lease was executed, the Commencement Date of the Term and the date the Term expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of Rent and the date to which such Rent has been paid;
(d) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or, if assigned, modified, supplemented or amended, specifying the date and terms of any agreement so affecting this Lease); (e) that this Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises (or specifying such other agreements, if any); (f) that all obligations under this Lease to be performed by the Requesting Party as of the date of such certificate have been satisfied (or specifying those as to which the Responding Party claims that the Requesting Party has yet to perform); (g) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or stating exceptions thereto); (h) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); (i) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance (or stating exceptions thereto); (j) that a currently valid letter of credit and security deposit have been deposited with Landlord, stating the original amount thereof and any increases or decreases thereto; and (k) any other matters evidencing the status of this Lease that may be required either by a lender making a loan to Landlord to be secured by a deed of trust covering the Building or the Project or by a purchaser of the Building or the Project or a purchase of Tenant's stock or assets. Any such certificate delivered pursuant to this Paragraph 30 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If the Responding Party shall fail to provide such certificate



                                      36.

within ten (10) days of receipt by the Responding Party of a written request by the Requesting Party as herein provided, such failure shall, at the Requesting Perry's election, constitute a Default under this Lease.

31.     SUBORDINATION.

Landlord shall have the right to cause this Lease to be and remain subject and subordinate to any and all mortgages, deeds of trust and ground leases, if any ("Encumbrances") that are now or may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to .the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, and as an express condition precedent to such subordination, that in the event of termination of any such ground lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, the holder thereof ("Holder") shall agree to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within [...***...] days after Landlord's written request, Tenant shall execute, acknowledge and deliver any and all reasonable documents required by Landlord or the Holder to effectuate such subordination. If Tenant fails to do so, such failure shall constitute a Default by Tenant under this Lease. Notwithstanding anything to the contrary set forth in this Paragraph 31, Tenant hereby attorns and agrees to attorn to any person or entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

32.     ENVIRONMENTAL COVENANTS

     (A) Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("Initial Disclosure Certificate"), a fully completed copy of which is attached hereto as Exhibit F and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial Disclosure Certificate is, to the best of Tenant's knowledge, true and correct and accurately describes the Hazardous Materials which will be manufactured, treated, used or stored on or about the Premises by Tenant or Tenant's Agents. [...***...] Tenant shall deliver to Landlord copies of any and all filings (a "Filing") made after the Commencement Date with any state, local or federal governmental agencies relating to Hazardous Materials used or to be used on or about the Premises and Tenant shall promptly upon Landlord's request make appropriate representatives of Tenant available to discuss with Landlord any such Filing. Tenant shall make no use of Hazardous Materials on or about the Premises except as described in the Initial Disclosure Certificate or an Updated Disclosure Certificate, as required hereunder.

     (B) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains (1) any "hazardous substance" as now or hereafter defined in Section 101 (14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under


*CONFIDENTIAL TREATMENT REQUESTED


                                      37.

CERCLA; (2) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under RCRA; (3) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (4) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (5) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (6) polychlorinated biphenyls; (7) lead and lead-containing materials; or (8) any additional substance, material or waste
(A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or(B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.

     (C) As used in this Lease, the term "Environmental Laws" shall mean and include (1) CERCLA, RCRA and TSCA; and (2) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (A) pollution, (B) the protection or regulation of human health, natural resources or the environment, (c) the treatment, storage or disposal of Hazardous Materials, or (D) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

     (D) Tenant agrees that during its use and occupancy of the Premises it will
(1) not (A) permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business or (B) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project; (2) comply with all Environmental Laws relating to Tenant's use of Hazardous Materials in, on or about the Premises and not engage in or permit Tenant's Agents to engage in any activity in, on or about the Premises in violation of any Environmental Laws; and (3) immediately notify Landlord of (A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Premises, Building or Project relating to any Hazardous Materials or under any Environmental Laws or
(B) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Paragraph 32.

     (E) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (1) the requirements of (A) all Environmental Laws and (B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (2) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project.

     (F) Upon reasonable notice to Tenant, Landlord may inspect the Premises and surrounding areas for the purpose of determining whether there exists on or about the Premises any Hazardous Material or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. Such inspections may include, but are not limited to,


                                      38.

entering upon the property adjacent to or surrounding the Premises with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease but such inspections shall be reasonable in light of the circumstances. In the event (1) such inspections reveal the presence of any such Hazardous Material or other condition or activity caused by Tenant or its Agents in violation of the requirements of this Lease or of any Environmental Laws, or
(2) Tenant or its Agents contribute or knowingly consent to the importation of any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project or knowingly exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding the Premises and surrounding areas as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. Tenant agrees to give Landlord at least sixty (60) days' prior notice of its intention to vacate the Premises so that Landlord will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     (G) Landlord shall have the right, but not the obligation, prior or subsequent to a Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Premises, the Building or the Project in violation of Tenant's obligations under this Lease or under any Environmental Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials. All costs and expenses paid or incurred by Landlord in the exercise of the rights set forth in this Paragraph 32 shall be payable by Tenant upon demand.

     (H) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents, and in a condition which complies with (i) all Environmental Laws relating to Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents and
(ii) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant' s use of Hazardous Materials in or about the Premises. Tenant's obligations and liabilities pursuant to the provisions of this Paragraph 32 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, and/or the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including, without limitation, all Environmental Laws, at the expiration or earlier termination of this Lease, then at Landlord's


                                      39.

sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials which Tenant or Tenant's Agents caused to be present except for normal wear and tear, including, without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "normal wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, and/or the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Paragraph 35 of this Lease.

     (I) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises, the Building or the Project, liabilities and expenses (including attorney's fees)) sustained by Landlord attributable to (1) any Hazardous Materials placed on or about the Premises, the Building or the Project by Tenant or Tenant's Agents, or (2) Tenant's breach of any provision of this Paragraph 32.

     (J) Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, losses (including, without limitation, liabilities and expenses (including attorneys' fees)) actually sustained by Tenant attributable to any Hazardous Materials placed on or about the Premises, the Building or the Project by Landlord or Landlord's Agents, but specifically excluding any other third parties.

     (K) The provisions of this Paragraph 32 shall survive the expiration or earlier termination of this Lease.

33.     NOTICES.

        All notices and demands which are required or may be permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United States mail, postage prepaid, certified, or by personal delivery or overnight courier, addressed to the addressee at Tenant's Address or Landlord's Address as specified in the Basic Lease Information, or to such other place as either party may from time to time designate in a notice to the other party given as provided herein. Copies of all notices and demands given to Landlord shall additionally be sent to Landlord's property manager at the address specified in the Basic Lease Information or at such other address as Landlord may specify in writing from time to time. Notice shall be deemed given upon actual receipt (or attempted delivery if delivery is refused), if personally delivered, or one (I) business day following deposit with a reputable overnight courier that provides a receipt, or on the third (3rd) day following deposit in the United States mail in the manner described above.

34.     WAIVER.

        The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of


                                      40.

Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy of Landlord in regard to any Default by Tenant shall impair such a right or remedy or be construed as a waiver. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provisions of this Lease.

35.     HOLDING OVER.

        Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate of [...***...] of the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, in no event shall any renewal or expansion option or other similar right or option contained in this Lease be deemed applicable to any such tenancy at sufferance. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of Paragraphs 11 and 32(h), Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant caused by such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

36.     SUCCESSORS AND ASSIGNS.

     (A) The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be joint and several.

     (B) Notwithstanding anything in this Lease to the contrary, Landlord shall have the right to sell, transfer or otherwise convey, either separately or jointly, its interest in the Building and/or Expansion Land and/or Expansion Building, and all of Landlord's related rights hereunder, to any Person, provided that the original Landlord hereunder retains the obligation to construct and deliver the Building and, if Tenant exercises the Expansion Option, the Expansion Building, in accordance with the terms hereof. By way of example only (and without limiting Landlord's rights under this Paragraph 36(b)), subject to compliance with applicable zoning and subdivision laws, Landlord shall have the right to convey its interest in the Building and retain its interest in and rights and obligations hereunder with respect to the Expansion Land and/or the Expansion Building. Tenant agrees to cooperate with Landlord at Landlord's request and at Landlord's sole cost and expense (except as limited below) and to enter into such substitute or replacement lease and option documents (the "Substitute Lease Documents") as Landlord shall


*CONFIDENTIAL TREATMENT REQUESTED


                                      41.

reasonably request to effectuate the intent of this subparagraph 36(b), (including any provisions relating to payment of the Carry Costs, as hereinafter defined, to the original Landlord), provided that the obligations of Tenant under this Lease shall not be increased nor shall Tenant's rights under this Lease be diminished as a result of the execution and delivery of such Substitute Lease Documents, and provided further that Landlord shall pay Tenant's reasonable legal fees incurred in connection with such Substitute Lease Documents.

37.     TIME.

        Time is of the essence of this Lease and each and every term, condition and provision herein.

38.     BROKERS.

Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Lease as a result of the actions of the indemnifying party. Landlord shall pay the brokerage commissions due to the Brokers listed in the Basic Lease Information.

39.     LIMITATION OF LIABILITY.

        Tenant agrees that, in the event of any default or breach by Landlord with respect to any of the terms of the Lease to be observed and performed by Landlord or with respect to the enforcement of an indemnity obligation of Landlord under this Lease (1) Tenant shall look solely to the then-current landlord's interest in the Building for the satisfaction of such indemnity obligation of Landlord or for satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord; (2) no other property or assets of Landlord, its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them (collectively, the "Landlord Parties") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies; (3) no personal liability shall at any time be asserted or enforceable against the Landlord Parties; and (4) no judgment will be taken against the Landlord Parties (except for a judgment against Landlord which is enforceable only to the extent of Landlord's interest in the Building). The provisions of this Paragraph shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

40.     FINANCIAL STATEMENTS.

        Within [...***...] days after Landlord's request, Tenant shall deliver to Landlord the then current financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared or compiled by a certified public


*CONFIDENTIAL TREATMENT REQUESTED


                                      42.

accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

41.     RULES AND REGULATIONS.

        Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and the Project. Such rules may include but shall not be limited to the following: (a) restriction of employee parking to a limited, designated area or areas; and (b) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The then current rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said rules and regulations; provided however, Landlord shall enforce such rules and regulation in a non-discriminatory manner. Landlord's current rules and regulations are attached to this Lease as Exhibit E.

42.     MORTGAGEE PROTECTION.

     (A) MODIFICATIONS FOR LENDER. If, in connection with obtaining financing for the Project or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not materially adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

     (B) RIGHTS TO CURE. Tenant agrees to give to any trust deed or mortgage holder ("Holder"), by registered mail, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional [...***...] days after expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Paragraph 42(b)), whichever shall last occur within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such [...***...] days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated.

43.     ENTIRE AGREEMENT.

        This Lease, including the Exhibits and any Addenda attached hereto, which are hereby incorporated herein by this reference, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.


*CONFIDENTIAL TREATMENT REQUESTED


                                      43.

44.     INTEREST.

        Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord when due shall bear interest from the date such payment was originally due under this Lease until paid at an annual rate equal to the maximum rate of interest permitted by law; provided, however, Landlord hereby waives its right to collect interest on the first two (2) such sums not paid to Landlord as required hereunder. Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and reasonable attorneys' fees incurred by Landlord in collection of such amounts.

45.     INTERPRETATION.

This Lease shall be construed and interpreted in accordance with the laws of the State of California. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. As used herein, the term "gross negligence" shall mean any action or inaction taken with a reckless disregard for the consequences. Unless otherwise specifically stated herein to the contrary, Landlord's consent may be given or withheld in Landlord's sole and absolute discretion.

46.     REPRESENTATIONS AND WARRANTIES.

     (A) OF TENANT. Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

          (1) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.

          (2) Tenant has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.


                                      44.

     (B) OF LANDLORD. Landlord hereby makes the following representations and warranties, each of which is material and being relied upon by Tenant, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

          (1) If Landlord is an entity, Landlord is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Landlord have the full right and authority to execute this Lease on behalf of Landlord and to bind Landlord without the consent or approval of any other person or entity. Landlord has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Landlord, enforceable in accordance with its terms.

Landlord has not (i) made a general assignment for the benefit of creditors,
(ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

47.     SECURITY.

     (A) Tenant acknowledges and agrees that, while Landlord may engage security personnel to patrol the Building or the Project, Landlord is not providing any security services with respect to the Premises, the Building or the Project and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, the Building or the Project.

     (B) Tenant hereby agrees to the exercise by Landlord and Landlord's Agents, within their sole discretion, of such security measures as, but not limited to, the evacuation of the Premises, the Building or the Project for cause, suspected cause or for drill purposes, the denial of any access to the Premises, the Building or the Project and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord and Landlord's Agents, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord or Landlord's Agents liable to Tenant for any resulting damages, unless caused by the gross negligence or willful misconduct of Landlord, or relieve Tenant from Tenant's obligations under this Lease.

48.     JURY TRIAL WAIVER.

        Tenant hereby waives any right to trial by jury with respect to any action or proceeding (i) brought by Landlord, Tenant or any other party, relating to (A) this Lease and/or any understandings or prior dealings between the parties hereto, or (B) the Premises, the Building or the Project or any part thereof, or (ii) to which Landlord is a party. Tenant hereby agrees that


                                      45.

this Lease constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631.

49.     OPTION TO RENEW.

        Tenant shall have two (2) options (each a "Renewal Option") to extend the Term of this Lease with respect to either the Building or the Expansion Space, or both, each for a [...***...] year extended term (the "Renewal Term"). If Tenant has exercised the Expansion Option set forth in Paragraph 52 below, Tenant may exercise the Renewal Option with respect to all of the original Premises and/or the Expansion Space; provided however, as a condition to exercising such Renewal Option, Tenant must be in possession of at least [...***...] of the square footage of the building for which Tenant desires to exercise the Renewal Option. Each Renewal Option shall be effective only if Tenant is not in Default under this Lease, nor has any event occurred which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, either at the time of exercise of the Renewal Option or the time of commencement of the Renewal Term. If Tenant exercises the first Renewal Option in accordance herewith, the first Renewal Term shall commence on the day following the last day of the initial Term and end on the day preceding the [...***...] anniversary thereof. If Tenant exercises the second Renewal Option, the second Renewal Term shall commence on the day following the last day of the first Renewal Term and end on the day preceding the [...***...] anniversary thereof. The second Renewal Option may not be exercised unless Tenant has previously exercised the first Renewal Option. Each Renewal Term, if properly exercised, shall be upon the same terms and conditions as the Lease except for Base Rent (which shall be determined as provided in the following provisions of this Paragraph) and the size of the Premises (which shall be determined based upon the square footage of the space subject to the Renewal Notice). The Renewal Option shall be personal to Tenant and any transferee of a Permitted Transfer and shall not be assignable or otherwise transferable to any other permitted assignee, subtenant or other third parties and there shall be no further Renewal Option beyond the expiration of the second Renewal Term. In order to exercise a Renewal Option, Tenant shall give written notice to Landlord of Tenant's exercise of such election ("Tenant's Notice") at least [...***...] prior to expiration of the then current Term and if such notice is not so given, the Renewal Option shall lapse; the Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of notice of exercise of a Renewal Option and that Tenant's failure to do so by said date will relieve Landlord of any obligation under this Paragraph. If Tenant gives such notice within the time prescribed, Landlord and Tenant shall be deemed to have entered into an extension of this Lease with respect to the entirety of the Premises for a [...***...] extended term on the terms and conditions set forth herein.

        The monthly Base Rent payable during any Renewal Term shall be an mount equal to [...***...]. "Fair Market Rent" shall mean the rate being charged for comparable Office/R&D space in the Northern Peninsula market area (excluding the City of San Francisco), taking into consideration: tenant credit, tenant improvements or allowances provided or to be provided and leasing commissions but excluding tenant improvements paid for by Tenant. Landlord and Tenant shall meet and attempt in good faith to mutually determine Fair Market Rent for the


*CONFIDENTIAL TREATMENT REQUESTED


                                      46.

purposes of the foregoing. If the parties have not reached agreement on Fair Market Rent by the date that is thirty (30) days after Tenant's Notice, each party shall appoint an appraiser and shall give to the other party the identity of the appraiser no later than the date that is forty (40) days after the Tenant's Notice. If either party fails to appoint an appraiser by the date that is forty (40) days after Tenant's Notice, the sole appraiser appointed, if any, shall determine the Fair Market Rent. If two appraisers are appointed, they shall immediately meet and attempt to agree upon such Fair Market Rent. If the appraisers cannot reach agreement on the Fair Market Rent by the date that is sixty (60) days after Tenant's Notice, each appraiser shall submit a determination of Fair Market Rent to Landlord and Tenant. If the determinations of Fair Market Rent made by these two appraisers vary by [...***...] or less, the Fair Market Rent shall be the average or, the two determinations. If the determinations vary by more than [...***...], the two appraisers shall within [...***...] after submission of their determinations, appoint a third appraiser. If the two appraisers shall be unable to agree on the selection of a third appraiser within the [...***...], then either Tenant or Landlord may request such appointment by petitioning the presiding judge of the Superior Court in and for the County of San Mateo. Such third appraiser shall, within thirty (30) days after appointment, make a determination of the Fair Market Rent and submit such determination to Landlord and Tenant. The Fair Market Rent shall be the determination of Fair Market Rent submitted by the original two appraisers that is closer to the Fair Market Rent determination of the third appraiser. If the third appraiser's determination is exactly between the Fair Market Rent determination of the original two appraisers, then Fair Market Rent shall be the average of the original two determinations. For purposes of this Paragraph, "appraiser" shall mean a licensed commercial real estate broker or MAI designated appraiser with not less than 5 years of full-time commercial appraisal or brokerage experience in the Northern Peninsula market area. Each party shall bear the fees and costs incurred by each party's appraiser in connection with the determination of Fair Market Rent and all fees and costs incurred by the third appraiser, if any, in connection with the determination of Fair Market Rent shall be shared equally by Landlord and Tenant. If the determination of Fair Market Rent has not been made by the expiration of the then expiring Term, Tenant shall (i) continue to pay monthly Base Rent at the monthly Base Rent for the last month of the Term (the "Arbitration Period Base Rent") as well as any additional rent due under the Lease and (ii) pay to Landlord, or receive as a refund from Landlord, as applicable, on the first day of the month after the determination of Fair Market Rent is made, an amount, if any, equal to the difference between the Arbitration Period Base Rent that was paid to Landlord and the monthly Base Rent for the Renewal Term that should have been paid to Landlord as the monthly Base Rent for the Renewal Term as determined hereunder.

50.     RIGHT OF FIRST NEGOTIATION.

        Provided Tenant is not then in Default hereunder, Landlord shall notify Tenant of the availability of any existing rentable space available within the Project during the Term, (the "Negotiation Space"). Landlord agrees to review and negotiate in good faith with Tenant any proposals submitted by Tenant with respect to leasing the Negotiation Space prior to entering into any final lease agreement for the Negotiation Space with third parties. Tenant's rights under this Paragraph are subject and subordinate to any extension or expansion options of other tenants


*CONFIDENTIAL TREATMENT REQUESTED


                                      47.

of the Project, whether now existing or hereafter granted. If Landlord and Tenant are unable to execute a final lease agreement for the Negotiation Space within 20 days of Landlord's notice to Tenant of the availability of the Negotiation Space, Landlord shall have no further obligation to Tenant under this Paragraph and shall be free to lease the space to any third parties. Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of this Paragraph. Notwithstanding anything in this Paragraph to the contrary, Landlord shall have no obligation to lease to Tenant and Tenant shall have no obligation to lease from Landlord the Negotiation Space and as such, each party may act in its sole and absolute discretion in connection with this Paragraph.

51.     RIGHT OF FIRST OFFER.

        If subsequent to full execution of this Lease, Landlord desires to sell the Building and/or, if Tenant has exercised the Expansion Option, the Expansion Building, Landlord shall notify Tenant in writing of such intent to sell (the "Offer Notice"); provided however, Landlord shall not be required to provide Tenant with the Offer Notice with respect to the Building or Expansion Building if Landlord has previously terminated this Lease with respect to, or recaptured, all or any portion of the Premises or the Expansion Space, respectively. Tenant's right to receive the Offer Notice shall further be effective only if Tenant is not in Default under this Lease, nor has any event occurred which with the giving of notice or the passage of time, or both, would constitute a Default hereunder. In the event Tenant desires to purchase the Building and/or the Expansion Building, Tenant shall notify Landlord in writing of its election to purchase the Building and/or the Expansion Building (the "Election Notice") within thirty (30) days following Tenant's receipt of the Offer Notice. In the event Tenant timely delivers the Election Notice to Landlord, the parties shall thereafter execute a purchase and sale agreement (the "Purchase and Sale Agreement") reasonably acceptable to both Landlord and Tenant with the purchase price of the Building and/or the Expansion Building equal to the quotient of the Net Operating Income (as defined below) of the Building and/or the Expansion Building divided by [...***...] and with a closing to be held on or before the date that is one hundred and eighty (180) days after delivery of the Offer Notice. If Tenant fails to deliver an Election Notice within the 30-day time period, or if Tenant has not executed the Purchase and Sale Agreement within thirty (30) days after the date of Landlord's receipt of the Election Notice, Tenant's right to purchase the Building and/or the Expansion Building hereunder shall automatically terminate and be of no further force and effect with respect to Landlord or any subsequent purchaser and Landlord shall thereafter have the right to sell the Building and/or the Expansion Building at anytime to any third party. Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of the Election Notice and that Tenant's failure to deliver such Election Notice as specified herein will relieve Landlord of any obligation under this Paragraph. As used herein, Net Operating Income shall mean the Base Kent due under the Lease with respect to the Building or the Expansion Building, as applicable, for the (12) full calendar months following the Offer Notice. Notwithstanding anything in this Paragraph to the contrary, this Paragraph shall be inapplicable to, and Landlord shall have no obligation to provide an Offer Notice to Tenant in connection with any sale or proposed sale of the Building and/or the Expansion Building to any Person (as defined below) who is the owner of at least a fifty-one percent (51%) legal or


*CONFIDENTIAL TREATMENT REQUESTED


                                      48.

beneficial interest and holder of a controlling interest in Landlord as of the date of this Lease or at anytime in the future. As used herein "Person" shall mean any natural person, corporation, firm, association or other entity, whether acting in an individual, fiduciary or other capacity. Tenant's rights under this Paragraph 51 shall survive Landlord's transfer to such Person.

52.     RIGHT TO EXPAND.

     (A) Tenant shall have one (1) option to expand (the "Expansion Option") the Premises to include an approximately [...***...] square feet Building (the "Expansion Space") to be constructed in the Project in the area shown on the attached Exhibit G (the "Expansion Land"). The Expansion Option shall be effective only if Tenant is not in Default under this Lease, nor has any event occurred which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, either at the time of exercise of the Expansion Option or the time of delivery of the Expansion Space. The Expansion Option shall be personal to Tenant and any transferee of a Permitted Transfer and shall not be assignable or otherwise transferable to any other permitted assignee, subtenant or other third parties. In order to exercise the Expansion Option, Tenant shall give written notice to Landlord (the "Expansion Notice") on or before the date (the "Final Expansion Notice Date") that is the last day of the first Lease Year. If the Expansion Notice is not so given, the Expansion Option shall, except as provided in (b) below, automatically lapse; Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of delivering the Expansion Notice and that Tenant's failure to do so by the Final Expansion Notice Date will relieve Landlord of any obligation under this Paragraph 52.

     (B) Notwithstanding the terms of Paragraph 52(a) above, Tenant shall have the right to extend the Final Expansion Notice Date to the last day of the second Lease Year, provided that, on or before the expiration of the first Lease Year Tenant delivers written notice of such election to Landlord (the "Extension Notice"). If the Extension Notice is not so given, the Expansion Option shall automatically lapse; Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of delivering the Extension Notice and that Tenant's failure to do so by said date will relieve Landlord of any obligation under this Paragraph 52. If Tenant delivers the Extension Notice in a timely manner as provided herein, Tenant shall have until the end of the second Lease Year, (the "Extended Expansion Notice Date") to exercise the Expansion Option by delivering an Expansion Notice to Landlord. If Tenant provides an Extension Notice to Landlord and thereafter fails to exercise the Expansion Option in accordance with this Paragraph 52(b), the monthly Base Rent then payable under this Lease shall be increased by [...***...] per square foot and such increase Base Rent shall thereafter be increased by [...***...] of the Monthly Base Rent for the preceding Lease Year. By way of example, the monthly Base Rent payable hereunder on a square footage basis during the [...***...] Lease Year shall be adjusted to equal [...***...] which amount equals (i) the monthly Base Rent for the [...***...] Lease Year, plus (ii) [...***...] per square foot and therefore, the monthly Base Rent for the [...***...] Lease Year shall be [...***...].

     (C) The Expansion Notice shall specify the date Tenant desires to occupy the Expansion Space (the "Requested Delivery Date"). The Requested Delivery Date shall be no earlier than


*CONFIDENTIAL TREATMENT REQUESTED


                                      49.

[...***...] after the Commencement Date. Upon delivery of the Expansion Notice and as a condition precedent to the effectiveness thereof, Tenant shall (i) increase the Security Deposit under this Lease by [...***...] to a total of [...***...], and (ii) provide Landlord with detailed financial statements and other information reasonably acceptable to Landlord demonstrating that, as of the date of the Expansion Notice, Tenant has cash and cash equivalents, as defined in Paragraph 4 above, greater than [...***...] and a current ratio of [...***...] or greater. As used in this Paragraph, "current ratio shall mean the number obtained by dividing Tenant's current assets by current liabilities, as such amounts are shown on Tenant's then most recent quarterly filing (Form 1 O-Q) with the Securities and Exchange Commission. Notwithstanding the condition in (ii) above, the Expansion Notice shall be effective if Tenant delivers to Landlord, as additional security for the full and faithful performance of Tenant's covenants and obligations under this Lease, a letter of credit, in the form and subject to the terms and conditions set forth in Paragraph 4 above, in the amount of [...***...]. Notwithstanding the terms of Paragraph 4, during the period from the Expansion Space Commencement Date through the sixth Lease Year, the amount of such letter of credit shall be reduced by [...***...] on the last day of each such Lease Year. During the period from the seventh Lease Year through the Expiration Date, the amount of the letter of credit shall be reduced by [...***...] on the last day of each such Lease Year.

     (D) Upon the Expansion Space Commencement Date (as defined in Exhibit B hereto), the Lease shall be deemed amended such that the definition of Premises shall include the Expansion Space and the definition of Building shall include the newly constructed building in which the Expansion Space is located (the "Expansion Building"). Tenant's occupancy of the Expansion Space shall be subject to all of the terms and conditions of this Lease except as specifically provided in Paragraph 52(f) below. Without limiting the generality of the foregoing, Monthly Base Rent shall be due for the Expansion Space at the same rate per square foot as then being charged for the original Premises (such amount being determined by dividing the Monthly Base Rent by the original Premises square footage) and shall be subject to the same adjustments as set forth in the Lease, and Tenant's Proportionate Share(s) shall be adjusted to include the addition of the Expansion Space, provided that any monetary limitation on Expenses set forth in any provision of Paragraph 4 shall apply separately to each building constituting a part of the Premises hereunder, except that the [...***...] monetary limitation in Paragraph 4(b)(o) shall remain at [...***...]. If, for any reason whatsoever, the Expansion Space Commencement Date does not occur on or before the Requested Delivery Date, the Expansion Option shall not be void or voidable, nor shall Landlord, or Landlord's Agents, be liable to Tenant for any loss or damage resulting therefrom. Tenant shall not be liable for Rent with respect to the Expansion Space until the Expansion Space Commencement Date. Upon request from Landlord, Tenant shall enter into a written amendment of the Lease prepared by Landlord and memorializing the expansion of the Premises to include the Expansion Space and the adjustment of the other economic terms of the Lease.

     (E) In consideration of Landlord's granting the Expansion Option and with the understanding that Landlord would not have otherwise agreed to the Expansion Option, Tenant shall pay to Landlord upon execution of this Lease and on the first day of each succeeding calendar month the sum of [...***...] (the "Carry Costs") until such time as (i) Tenant notifies


*CONFIDENTIAL TREATMENT REQUESTED


                                      50.

Landlord that it has relinquished the Expansion Option, (ii) the Expansion Option expires in accordance with the terms of this Paragraph 52 or, (iii) if the Tenant delivers an Expansion Notice, until ten (10) months prior to the Requested Delivery Date (said amounts to be prorated during any partial calendar months hereunder). Notwithstanding the foregoing, Tenant may elect, by delivering written notice of such election to Landlord upon execution of this Lease, to pay on the Commencement Date all Carry Costs due for the period of time from the date of this Lease through the Commencement Date, together with interest thereon at the rate of [...***...] per annum. All Carry Costs due from and after the Commencement Date shall be paid to Landlord on a monthly basis as set forth above. Any delays in delivery of the Expansion Space beyond the Requested Delivery Date due to Tenant Delays or Force Majeure Events, as such terms are defined in Exhibit B hereto, shall result in Tenant's continued payment of Carry Costs for the time attributable to the such delay.

     (F) Promptly after the exercise of the Expansion Option by Tenant, Landlord and Tenant shall enter into a building construction agreement and a premises construction agreement (collectively, the "Expansion Construction Agreements") in form and content substantially similar to the Building Construction Agreement and Premises Construction Agreement attached hereto as Exhibit A and Exhibit B, respectively, which Expansion Construction Agreements shall set forth the rights and obligations of the parties with respect to the construction of the Expansion Building and the Premises. Without limiting the foregoing, the building construction agreement for the Expansion Space shall include Conditions substantially similar to those set forth on Exhibit H with respect to the Original Premises and performance periods for the satisfaction of such Conditions of equivalent duration to the performance periods specified on said Exhibit H (as measured by the time periods from the date of this Lease to the respective Initial Window Dates). Landlord shall provide Tenant with a Tenant's Allowance equal to the Expansion Space TI Dollars, as defined below, multiplied by the Expansion this Paragraph, the Space square footage, as finally determined. As used in "Expansion Space TI Dollars" shall mean an amount equal to [...***...] increased at an annualized rate of [...***...] from the date of this Lease until the date the Expansion Notice is properly given.

53.     MEMORANDUM OF LEASE.

        Promptly after full execution of this Lease, Landlord and Tenant shall execute and cause to be recorded a Memorandum of Lease in the form attached hereto as Exhibit J.

                            (signatures on next page)


*CONFIDENTIAL TREATMENT REQUESTED


                                      51.

        Landlord and Tenant have executed and delivered this Lease as of the Lease Date specified in the Basic Lease Information.

                         LANDLORD:

                         HMS GATEWAY OFFICE, L.P.,
                         A Delaware limited liability company


                         By:    HINES GATEWAY OFFICE, L.P.,
                                General Partner


                         By:    HINES INTERESTS LIMITED PARTNERSHIP,
                                General Partner


                         By:    HINES HOLDING, INC.
                                General Partner

                         By:    /s/ James Bule
                            -------------------------------
                         Name:     James Bule
                            -------------------------------
                         Its:   EVP
                             ------------------------------

                         TENANT:

                         COULTER PHARMACEUTICAL, INC.,
                         A Delaware corporation

                         By:    /s/ William G. Harris
                            -------------------------------
                         Name:     William G. Harris
                            -------------------------------
                         Its:   VP & CFO
                             ------------------------------


                                      52.

                                    EXHIBIT A

                      BASE BUILDING CONSTRUCTION AGREEMENT

        This exhibit, entitled "Base Building Construction Agreement", is and shall constitute Exhibit A to the Lease Agreement, dated as of the Lease Date, by and between Landlord and Tenant. The terms and conditions of this Exhibit A are hereby incorporated into and are made a part of the Lease.

        Subject to the terms and conditions set forth herein and in the Lease, Landlord shall cause construction of the Building in accordance with the procedures set forth below:

     (A)   DEFINITIONS.

          (1) "BASE BUILDING IMPROVEMENTS" shall mean a two (2) story building, containing approximately [...***...] square feet, all exterior surfaces, utilities, landscaping and paved parking, all in substantial compliance with those items listed on the Preliminary Specifications as "Base Building" and located substantially in accordance with the Site Plan.

          (2) "BASE BUILDING PLANS AND SPECIFICATIONS" is defined in Section B. 1 below.

          (3) "BUILDING WORK COST" is defined in Section B.3 below.

          (4) "CONSTRUCTION WARRANTIES" is defined in Section D.2 below.

          (5) "LANDLORD'S ARCHITECT" shall mean DES Architects/Engineers or any replacement architect selected by Landlord in Landlord's reasonable discretion.

          (6) "LANDLORD'S CONTRACTOR" shall mean a general contractor and any replacement general contractors selected by Landlord in Landlord's reasonable discretion.

          (7) "PRELIMINARY SPECIFICATIONS" shall mean those preliminary specifications for construction of the Base Building Improvements categorized as "Base Building" and more particularly described on the attached Schedule A-1.

          (8) "SITE PLAN" shall mean the site plan set forth on the attached Schedule A-2 establishing the approximate location of the Building. All details relating to the Project contained on the Site Plan, including without limitation, location of the Building, parking areas, ingress, egress, direction of driveways, and entrances are from time to time subject to change in Landlord's discretion, upon written consent from Tenant, which consent shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five (5) business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its approval to any such change. Notwithstanding the foregoing, Landlord may, without the written consent of Tenant, change any details relating to the Project as may be required by any governmental agency or as necessary to comply with any


*CONFIDENTIAL TREATMENT REQUESTED


                                      53.

governmental requirements or to address structural or unanticipated field conditions or which, in the reasonable discretion of Landlord, will not have a material effect on Tenant's use of the Premises or a material effect on the aesthetic appearance or impression relating to the area covered by the Site Plan.

          (9) "TENANT'S COSTS" is defined in Section B.6 below.

          (10) "TENANT REQUESTED BASE BUILDING IMPROVEMENTS" shall mean those improvements requested by Tenant in accordance with this Exhibit A that are to be incorporated into the Base Building Plans and Specifications. Capitalized terms not otherwise defined in this Exhibit A shall have the meanings ascribed to them in the Lease.

     (B)   SCHEDULE.

          (1) PLANS AND SPECIFICATIONS. At Landlord's sole cost and expense, Landlord's Architect has prepared schematic plans and specifications (the "Base Building Plans and Specifications") for construction of the Base Building Improvements substantially in accordance with the Preliminary Specifications, which plans are commonly referred to as the "September 5, 1997 Schematic Drawings," as such drawings were modified by the City Council of the City of South San Francisco on October 15, 1997. Tenant has reviewed and approved the Base Building Plans and Specifications. Notwithstanding the foregoing, the Base Building Plans and Specifications are, from time to time, subject to change in Landlord's discretion, upon written consent from Tenant, which consent shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within [...***...] business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its consent to any such change. Landlord may without the written consent of the Tenant change the Base Building Plans and Specifications as may be required by any governmental agency or as necessary to comply with any governmental requirements or to address structural or unanticipated field conditions or which, in the reasonable discretion of Landlord, will not have a material effect on Tenant's use of the Premises or a material effect on the aesthetic appearance or impression relating to the Base Building Improvements.

          (2) TENANT REQUESTED BASE BUILDING IMPROVEMENTS. On or before the date that is [...***...] weeks after the date of this Lease, Tenant shall deliver to Landlord's Architect detailed specifications for any Tenant Requested Base Building Improvements. All Tenant Requested Base Building Improvements shall be subject to review and approval by Landlord, which approval may be given or withheld in Landlord's reasonable discretion, to ensure, among other things, that the Tenant Requested Base Building Improvements are compatible with all other construction and all electrical, mechanical, life safety, and other systems within the Building. If Landlord disapproves the Tenant Requested Base Building Improvements, then within five (5) business days thereafter, Landlord shall meet with the Tenant's Architect (as defined in Exhibit B) and Tenant to discuss, or shall submit to Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such


*CONFIDENTIAL TREATMENT REQUESTED


                                      54.

meeting 6i' submission, Tenant shall cause Tenant's Architect to revise the same and to submit new Tenant Requested Base Building Improvements to Landlord. The procedure set forth in this paragraph will be repeated as set forth above until Landlord has approved the Tenant Requested Base Building Improvements.

          (3) ESTIMATE OF BUILDING WORK COSTS. Promptly after approval of the Tenant Requested Base Building Improvements, Landlord shall furnish Tenant with an estimate of the cost of the Tenant Requested Base Building Improvements (the "Building Work Cost").

          (4) TENANT'S REVIEW OF BUILDING WORK COSTS. The Building Work Cost shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five (5) business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its approval to the Building Work Costs. If Tenant timely disapproves the Building Work Cost, then within five (5) business days thereafter, Tenant shall meet with Landlord, Landlord's Contractor, Landlord's Architect and Tenant's Architect to discuss value engineering changes to the Tenant Requested Base Building Improvements. Within five (5) business days following such meeting, Tenant shall cause Tenant's Architect to revise the Tenant Requested Base Building Improvements and to submit revised Tenant Requested Base Building Improvements for approval by Landlord in accordance with the procedure set forth above and for a new Building Work Cost to be prepared by Landlord. The procedure set forth in this paragraph will be repeated until Tenant has approved the Building Work Cost.

          (5) REVISION OF PLANS & SPECIFICATIONS. Following Landlord's approval of the Tenant Requested Base Building Improvements and Tenant's approval of the Building Work Cost, Landlord shall cause Landlord's Architect to revise the Base Building Plans and Specifications to incorporate the Tenant Requested Base Building Improvements.

          (6) TENANT'S RESPONSIBILITY FOR COST OF TENANT REQUESTED BASE BUILDING IMPROVEMENTS. All costs associated with incorporating the Tenant Requested Base Building Improvements into the Base Building Plans and Specifications and all costs of constructing the Tenant Requested Base Building Improvements (the "Tenant's Costs") shall be the responsibility of Tenant and shall not be credited against Tenant's Allowance, as defined in Exhibit B. Tenant shall make progress payments to Landlord from time to time as the Tenant Requested Base Building Improvements are constructed. Tenant shall pay the portion of such progress payments attributable to Tenant's Costs to Landlord within ten (10) days of delivery of statements from Landlord to Tenant therefor. Upon receipt of such payments, Landlord shall make all progress payments directly to Landlord's Contractor or subcontractors, as appropriate. Landlord shall be entitled to suspend or terminate construction of the Base Building Improvements and to declare Tenant in default in accordance with the terms of the Lease, if payment by Tenant to Landlord of Tenant's Costs has not been received as required hereunder.

     (C)   CONSTRUCTION.

        The Base Building Improvements shall be constructed, at Landlord's sole cost and expense, by Landlord's Contractor in accordance with the Base Building Plans and Specifications, as the same may be amended or modified from time to time by Landlord and, if


                                      55.

required, as approved by Tenant in accordance with this Exhibit A. All changes to the Base Building Plans and Specifications requiring Tenant's approval must be evidenced by a written change order executed by Landlord and by Tenant or each of their agents, describing the change required in the Base Building Improvements and, the cost of such changes shall be paid in accordance with the terms of this Exhibit A.

     (D)   GENERAL.

          (1) RIGHT OF TERMINATION. Landlord and Tenant acknowledge that construction of the Base Building Improvements and all matters relating thereto are subject to Landlord obtaining all necessary governmental and private approvals to commence construction of the Base Building Improvements. Landlord shall use commercially reasonable efforts to obtain such approvals; however, if Landlord is unable to obtain such approvals by [...***...],.either party shall have the right to terminate' this Lease by delivering written notice of termination to the other party on or before [...***...]. If written notice of termination is given in a timely manner, the Lease shall immediately terminate, except for any obligations which by their terms survive the termination or earlier expiration of the Lease. Upon termination of the Lease in accordance with this provision, Tenant shall receive a return of all Carry Costs, if any, paid to Landlord pursuant to Paragraph 52(e) of the Lease. If no such notice of termination is given, the Lease shall remain in full force and effect. Notwithstanding anything herein to the contrary, Landlord shall not be liable to Tenant for any loss or damage resulting from any delay in constructing or developing the Base Building Improvements, nor shall such failure affect the obligations of Tenant under the Lease, except as otherwise set forth in the Lease.

          (2) CONSTRUCTION WARRANTIES. Landlord shall obtain from Landlord's Contractor, and shall request Landlord's Contractor to obtain from all subcontractors and material suppliers, warranties (collectively, "Construction Warranties") for all components of the Base Building Improvements for which warranties are customarily provided in the construction industry and Landlord shall enforce the Construction Warranties as reasonably requested by Tenant.

          (3) LANDLORD'S COVENANTS. Subject to the terms and conditions of the Lease, Landlord covenants that (a) the Base Building Improvements shall be constructed in compliance with all applicable building code requirements in effect and being actively enforced by the City of South San Francisco on the date the applicable building permits for construction of the Base Building Improvements were issued to Landlord's Contractor and substantially in accordance with the Base Building Plans and Specifications and (b) that the Base Building Improvements shall be free from material latent defects in design, materials and workmanship; provided however, Landlord shall have no liability under this paragraph unless failure to comply with the terms hereof materially adversely affect Tenant's use of the Premises. Any claims by Tenant under clause
(a) above, shall be made in writing not later than one (1) year after commencement of the Term and any claims by Tenant under clause (b) above, shall be made in writing not later than the earlier of [...***...] years after commencement of the Term or termination of the Lease. In the event Tenant fails to deliver a written claim to Landlord on or before such dates, then


*CONFIDENTIAL TREATMENT REQUESTED


                                      56.

Landlord shall be conclusively deemed to have satisfied its obligations under this paragraph. The covenants contained in this paragraph are subject to Paragraph 39 of the Lease and are made specifically and exclusively for the benefit of the original Tenant.

INITIALS:

TENANT:

LANDLORD:


                                      57.

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY


                                                                                                Base
                               Description                                                    Building           Tenant
                               -----------                                                    --------           ------

SITEWORK

- All necessary fees and permits for Base Building Works                                     [...***...]       [...***...]

- All grading of the site to predetermined grades per DES Architects plans                   [...***...]       [...***...]

- Installation of all necessary underground utilities, storm drain,                          [...***...]       [...***...]
  sewer, catch basins, drain inlets, common trench, water, electricity, cable televisions and gas meter per DES Architects documents

- Installation of all offsite and onsite curbs, gutters and sidewalks                        [...***...]       [...***...]
  as shown on Des Architect construction documents

- Installation of all irrigation and landscaping per DES Architect's plans                   [...***...]       [...***...]

- All area drains in landscaping areas, which shall be connected to the storm                [...***...]       [...***...]
  drain system if required by DES Architect

- Installation of separate water and electrical meters for all common area landscaping       [...***...]       [...***...]

- Installation of code required informational and directional signage                        [...***...]       [...***...]

- Illuminated and non-illuminated interior signage by tenant                                 [...***...]       [...***...]

- Illuminated monument signage and on building identification                                [...***...]       [...***...]
  signage as reviewed by Tenant

- Striping of all parking areas per DES Architects documents                                 [...***...]       [...***...]

- Installation of all trash screens as required by Planning Department of                    [...***...]       [...***...]
  the City of South San Francisco

- Installation of all exterior lighting with a minimum coverage in both                      [...***...]       [...***...]
  parking areas and walkways of not less than one foot candle


STRUCTURE

- All necessary fees and permits for Base Building work                                      [...***...]       [...***...]

- All work necessary per code to make the Base Building handicap accessible                  [...***...]       [...***...]

- Minimum 5" slab on grade in conformance with specifications and                            [...***...]       [...***...]
  recommendations of Base Building geotechnical and engineering consultants.
  Finish shall be smooth.

- Sand fill and moisture barrier under slab on grade as recommended                          [...***...]       [...***...]
  by DES Architects

- Exterior concrete walls shall be sandblasted and sealed                                    [...***...]       [...***...]

- All structural steel shall be erected per DES Architect's specifications                   [...***...]       [...***...]

- All structural steel shall not be fireproofed unless required by local codes               [...***...]       [...***...]

- Second floor decking shall be galvanized metal with a lightweight                          [...***...]       [...***...]
  concrete topping slab.  Finish shall be smooth

- All exterior vision glass shall be 1/4" thick with reflective coating                      [...***...]       [...***...]

- Roof membrane shall be 4-ply built-up system with a mineral fiber                          [...***...]       [...***...]
  cap sheet.  Walk pads shall be installed to Base Building roof mounted equipment, including fan units

- All roof penetrations per Base Building drawings and specifications                        [...***...]       [...***...]

- All roof and floor penetrations per tenant drawings and specifications                     [...***...]       [...***...]

- All required condensate lines to be installed and terminated at the                        [...***...]       [...***...]
  nearest roof drain for Base Building equipment


*CONFIDENTIAL TREATMENT REQUESTED


                                       1.

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY


                                                                                                Base
                               Description                                                    Building           Tenant
                               -----------                                                    --------           ------

SITEWORK

- Roof drains per plan with drain lines tying into the storm drain system                    [...***...]       [...***...]
  Scuppers for overflow to be provided if required by code

- Convenience outlets, as required by code, on the roof                                      [...***...]       [...***...]

- Floor systems shall be designed to a minimum of 45 lbs. Per square foot                    [...***...]       [...***...]
  for office space and a minimum of 100 lbs. Per square foot on ground floor for lab space

- Roof insulation to meet minimum energy code                                                [...***...]       [...***...]

- Roof live load to accommodate dead load and necessary reinforcement for                    [...***...]
  additional lab related mechanical equipment

- Required roof and floor penetrations, including blockouts, as shown on                     [...***...]       [...***...]
  base building for mechanical, electrical and plumbing trades

- Required roof and floor penetrations, including blockouts, as shown on                     [...***...]       [...***...]
  tenant improvement drawings for tenant required mechanical, electrical and plumbing work

- Top of slab on grade to top of second floor slab shall be 15'-0"                           [...***...]       [...***...]
  Top of second floor slab to top of roof trusses shall be 13'-0"

- All exterior doors, except entrance doors, shall be hollow core metal                      [...***...]       [...***...]
  with metal jambs as shown in schematic documents

- One 12'-0" x 12'-0" steel rollup door shall be installed per Tenant                        [...***...]       [...***...]
  specifications for delivery area

- Front entry doors shall be a pair of 3'-0" x 8'-0" fully supported,                        [...***...]       [...***...]
  balanced aluminum and glass doors with hardware reviewed by Tenant

- All interior stairs as required by code, but not less than two per                         [...***...]       [...***...]
  building.  All stairs shall be checker plate.  If metal pan stairs with concrete fill are requested by tenant, Coulter Pharmaceutical pays the difference

- Stair carpeting, if required, to be provided tenant                                        [...***...]       [...***...]

- All interior stair handrails shall be primed and painted.  Proper                          [...***...]       [...***...]
  backing shall be installed

- All stairwells shall be sheetrocked, taped and ready for paint                             [...***...]       [...***...]

- All stairwells shall include code required lighting                                        [...***...]       [...***...]

- All required base building life safety signage as required by code                         [...***...]       [...***...]

- All necessary equipment platforms on roof with a curb height of                            [...***...]       [...***...]
  not less than 10". All equipment platforms shall have a sheetmetal cap and minimum 3" apron around the perimeter

- One hydraulic passenger elevator, including all necessary wiring                           [...***...]       [...***...]
  and equipment, with a capacity of not less than 3,000 lbs. and minimum speed of 100' per minute

- A complete elevator cab that is the manufacturer's standard                                [...***...]       [...***...]

- Base Building to accommodate a 9'-0" finished ceiling height on both floors                [...***...]       [...***...]

- All exterior concrete walls shall be finished on the interior with lightweight             [...***...]       [...***...]
  metal studs, insulation and sheetrock, taped with a smooth finish

- Master keyed exterior locks                                                                [...***...]       [...***...]

- Individual keying per tenant specifications                                                [...***...]       [...***...]

- A complete fire sprinkler system, sized to meet code for a complete                        [...***...]       [...***...]
  open plan floorplate.  This system shall be complete and operational except for required drops to the suspended ceiling in tenant finished areas
  The system shall include, but is not limited to, valves, dry stand pipes, monitoring stations, ennciators, horns and storage tanks, if required by code

- Roof access ladder and hatch in one stairwell                                              [...***...]       [...***...]


*CONFIDENTIAL TREATMENT REQUESTED


                                       2.

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY


                                                                                                Base
                               Description                                                    Building           Tenant
                               -----------                                                    --------           ------
Sitework

UTILITIES AND BACKBONE SYSTEMS                                                               [...***...]       [...***...]

- 2,000 amp. 277/480 volt, 3 phase electrical service switchgear and meter                   [...***...]       [...***...]
  and switch center room

- Separate electrical meter, panel and time clock for Parking lot lighting                   [...***...]       [...***...]
  and irrigation

- Telephone trunk lines to the interior telephone room sufficient in size                    [...***...]       [...***...]
  to accommodate both the first and option buildings

- Two PVC conduits, minimum of 4" between the first and option buildings                     [...***...]       [...***...]
  for telephone and data

- Required water service for sprinkler system                                                [...***...]       [...***...]

- A minimum of 2" domestic water service to building.  There shall be a                      [...***...]       [...***...]
  separate meter for this water line and it shall terminate inside the building below the second floor

- A minimum 2" natural gas service building.  There shall be a separate                      [...***...]       [...***...]
  meter for this service and it shall terminate inside the building below the second floor

- As required, a 6" cast iron, sanitary sewer gut line the entire length                     [...***...]       [...***...]
  of the building.  This gut line shall have, at a minimum, one cleanout at the end of its run, one in the restroom core and one cleanout at the entrance to the building.  Exact location of this gut line shall be determined by tenant

- All necessary electrical and fire sprinkler rooms, sized to accommodate                    [...***...]       [...***...]
  Tenant requirements, shall be completed with light weight metal studs, metal doors and jambs, required ventilation through the roof membrane, lighting, convenience outlets and sheetrock, taped and textured


MEP

- All required electrical to base building equipment                                         [...***...]       [...***...]

- All backboards as required by Tenant                                                       [...***...]       [...***...]

- All required electrical outlets and lighting to complete base                              [...***...]       [...***...]
  building requirements

- Smoke detectors as required by code for Base Building                                      [...***...]       [...***...]

- All required roof walk pads, conduit supports, and penetrations for Base                   [...***...]       [...***...]
  Building equipment

- All sheetmetal necessary to provide moisture protection and flashing details               [...***...]       [...***...]
  for Base Building equipment

- All necessary seismic restraints on Base Building equipment                                [...***...]       [...***...]

- A centrally located, gas hot water heater large enough to accommodate all                  [...***...]       [...***...]
  of the tenant requirements including hot water to all labs.  Coulter pay difference in cost vs. standard system

- A mechanical chiller system, sized to accommodate 50,000 square feet                       [...***...]       [...***...]
  of office space

- All ductwork and penetrations necessary to provide both supply and return                  [...***...]       [...***...]
  air to each floor, elevator cores and lobby restrooms shall be provided
  All necessary fire and smoke dampers shall be included for Base Building work. Restrooms, elevator cores, lobby and stairwells shall be complete

- All ductwork and roof mounted fans necessary to provide proper                             [...***...]       [...***...]
  ventilation in the restrooms

- Screening of Base Building roof mounted equipment                                          [...***...]       [...***...]

- Screening of tenant installed rooftop equipment                                            [...***...]       [...***...]

- Exhaust ducts, through the roof, for lab ventilating as specified by Tenant                [...***...]       [...***...]


*CONFIDENTIAL TREATMENT REQUESTED


                                       3.

                                                                                                Base
                               Description                                                    Building           Tenant
                               -----------                                                    --------           ------
SITEWORK
- Hose bib is near delivery and trash areas                                                  [...***...]       [...***...]


LOBBY AREA

- Landlord's architect design fees associated with the lobby area                            [...***...]       [...***...]

- Two story height with skylight, visibility to stairwell and a                              [...***...]       [...***...]
  catwalk and overlook at the second floor level

- Area of Lobby to be 30' x 30'                                                              [...***...]       [...***...]

- All walls sheetrocked, taped with a smooth finish.  If Tenant so                           [...***...]       [...***...]
  desires, all walls will be prepared and ready to accept wallcovering

- Electrical outlets, telephone outlets and data outlets necessary                           [...***...]       [...***...]
  to accommodate the Tenant's proposed lobby layout

- Ceramic tile entry, 8'-0" wide, from the front doors to the reception                      [...***...]       [...***...]
  counter.  All other areas to be carpet, a 36 oz. loop mix minimum, and if desired by Tenant, with a border

- 6" or 2" rubber base in all areas                                                          [...***...]       [...***...]

- Entry doors to be a pair of aluminum glass with hardware reviewed by Tenant                [...***...]       [...***...]

- All doors off of lobby to be wood grain, 3'-0" x 8'-0" minimum in                          [...***...]       [...***...]
  height.  Hardware to be selected by tenant

- All HVAC to be complete                                                                    [...***...]       [...***...]

- All Base Building areas to be handicap accessible per code                                 [...***...]       [...***...]

- All finishes to be reviewed by Tenant                                                      [...***...]       [...***...]

- Ceiling to be sheetrock, taped and textured                                                [...***...]       [...***...]

- Lighting to include, but not be limited to, down lights, recessed wall washers,            [...***...]       [...***...]
  recessed parabolic or halogen

- Wallcovering on all walls if so desired by Tenant                                          [...***...]       [...***...]

- Fully painted to Tenant specifications                                                     [...***...]       [...***...]


ELEVATOR LOBBIES

- Sheetrock walls and ceiling, taped with a smooth finish                                    [...***...]       [...***...]

- Ceiling to have a multiple coffer with lighting behind                                     [...***...]       [...***...]

- Electrical outlets to support work required in the area                                    [...***...]       [...***...]

- Stainless steel jambs and head around elevator opening ground floor                        [...***...]       [...***...]

- Painted hollow metal jambs and head on 2nd floor                                           [...***...]       [...***...]

- Nickel/silver threshold and elevator entrance                                              [...***...]       [...***...]

- Grout under elevator thresholds                                                            [...***...]       [...***...]

- Carpet, 36 oz. loop minimum, and if desired by Tenant, with a border                       [...***...]       [...***...]

- 6" and 2" rubber base at all areas                                                         [...***...]       [...***...]

- Magnetic hold opens on all lobby doors if required by code                                 [...***...]       [...***...]

- Lobby door to be wood grain, full height, with hardware reviewed by Tenant                 [...***...]       [...***...]

- Lighting to include recessed down lights, recessed lights or wall washers                  [...***...]       [...***...]

- Fully painted to Tenant specifications                                                     [...***...]       [...***...]

- All HVAC to be complete                                                                    [...***...]       [...***...]

- All elevator lobby areas to have a one hour rating if required by code                     [...***...]       [...***...]


RESTROOMS


- Sheetrock walls taped with a smooth finish A cofer shall be installed over the             [...***...]       [...***...]


*CONFIDENTIAL TREATMENT REQUESTED


                                       4.

                                                                                                Base
                               Description                                                    Building           Tenant
                               -----------                                                    --------           ------
SITEWORK
  vanity area

- Ceiling to be drywall                                                                      [...***...]       [...***...]

- Ceramic tile floors and wainscot on wet wall                                               [...***...]       [...***...]

- All floors sloped to a floor drain                                                         [...***...]       [...***...]

- Light cove with egg crate louver over stalls and urinals                                   [...***...]       [...***...]

- Provide janitor closets on each floor adjacent to restrooms                                [...***...]       [...***...]

- Provide sinks in janitor closets                                                           [...***...]       [...***...]

- Recessed lighting at entry, sinks and outside stalls                                       [...***...]       [...***...]

- All partitions to be meal and hung from wall                                               [...***...]       [...***...]

- All toilets and urinals to be hung from wall                                               [...***...]       [...***...]

- Plastic laminate counter tops over moisture resistant plywood with                         [...***...]       [...***...]
  5' lipped apron and 6" splash

- Full length B.B. mirror with polished stainless steel frame                                [...***...]       [...***...]

- Provide insulation for hot and cold water pipes                                            [...***...]       [...***...]

- Minimum toilet accessories to include, but not limited to, sinks,                          [...***...]       [...***...]
  stainless faucets, toilets, urinals, recessed paper towel dispensers with integral waste, counter mounted soap dispensers, sanitary napkin dispenser, seat cover dispenser, toilet tissue dispenser, handicap grab bars and partition mounted coat hooks

- Paint above wainscot as directed by Tenant                                                 [...***...]       [...***...]


*CONFIDENTIAL TREATMENT REQUESTED


                                       5.

                                  SCHEDULE A-1

                                    SITE PLAN

                             [GRAPHIC - MAP OF SITE]


                                       1.

                                    EXHIBIT B

PREMISES CONSTRUCTION AGREEMENT

        This exhibit, entitled "Premises Construction Agreement", is and shall constitute Exhibit B to the Lease Agreement, dated as of the Lease Date, by and between Landlord and Tenant. The terms and conditions of this Exhibit B are hereby incorporated into and are made a part of the Lease.

        Subject to the terms and conditions set forth herein and in the Lease, Landlord shall allow the construction or installation of the improvements in the interior of the Premises in accordance with the procedures set forth below:

     (A)       DEFINITIONS.

          (1) "APPROVED PLANS" is defined in Section B.6 below.

          (2) "TENANT'S ARCHITECT" shall mean CAS Architects, or such other licensed architect designated by Tenant and subject to Landlord's prior approval, which approval shall be given or withheld in Landlord's reasonable discretion.

          (3) "TENANT'S CONTRACTOR" shall mean Rudolph and Sletten, Inc., or such other contractor designated by Tenant and subject to Landlord's prior approval, which approval shall be given or withheld in Landlord's reasonable discretion.

          (4) "ESTIMATED WORK COST" is defined in Section B.3 below.

          (5) "EXCESS TENANT IMPROVEMENTS" is defined in Section B.7 below.

          (6) "FINAL COST QUOTATION" is defined in Section B.7 below and shall include all costs associated with the Tenant Improvements, including without limitation, costs of all tenant improvement work; architectural and engineering fees; governmental agency fees for permits, licenses and inspections; construction fees, including, without limitation, general contractors' overhead and supervision fees; Landlord's administration fee of [...***...]; and such other costs as may be reasonably incurred by Landlord in connection with such construction.

          (7) "LANDLORD'S CONTRACTOR" is defined in Section A.6 of Exhibit A.

          (8) "PRELIMINARY PLANS" is defined in Section B.  1 below.

          (9) "TENANT'S ALLOWANCE" shall mean an amount equal to [...***...], which amount shall, except as otherwise provided in this Exhibit B, be paid by Landlord toward the cost of completion of the Tenant Improvements and related design, engineering, governmental, overhead, supervision and administration fees and costs (collectively, the "Tenant Improvement Cost"). Notwithstanding the foregoing, no portion of the Tenant's Allowance shall be paid by


*CONFIDENTIAL TREATMENT REQUESTED


                                       1.

Landlord toward the cost of the Tenant Requested Base Building Improvements, or Tenant Improvements that constitute furniture, equipment or trade fixtures or result in changes to the Base Building Improvements. If the Tenant Improvement Cost exceeds the Tenant's Allowance, the difference shall be paid by Tenant in accordance with this Exhibit B.

          (10) "TENANT IMPROVEMENTS" shall mean all improvements made to the Premises pursuant to the Approved Plans.

Capitalized terms not otherwise defined in this Exhibit B shall have the meanings ascribed to them in the Lease.

     (B)       SCHEDULE.

          (1) Tenant shall cause Tenant's Architect to furnish to Landlord on or before [...***...], preliminary space plans and specifications (the "Preliminary Plans"). Tenant shall be responsible for all costs associated with the Preliminary Plans (collectively, the "Preliminary Design Costs"), including any revisions required by Section B.2 hereunder; provided, however, Tenant shall be reimbursed by Landlord out of the Tenant's Allowance for the Preliminary Design Costs reasonably incurred upon delivery to Landlord of invoices, receipts and other documents reasonably required to substantiate such costs.

          (2) The Preliminary Plans shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves the Preliminary Plans, then within five (5) business days thereafter, Landlord shall meet with the Tenant's Architect and Tenant to discuss, or shall submit to the Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause the Tenant's Architect to revise the same and to submit new Preliminary Plans to Landlord. The same procedure set forth in this paragraph will be repeated as set forth above until Landlord has approved the Preliminary Plans.

          (3) Promptly after approval of the Preliminary Plans, Tenant shall cause Tenant's Contractor to furnish Landlord with an estimate of the cost of the Tenant Improvements as shown on the Preliminary Plans and Landlord shall in turn provide Tenant with an estimate of the cost of the Tenant Improvements, including, without limitation, estimates of the following costs: architectural and engineering fees, governmental agency fees for permits, licenses and inspections, overhead and supervision fees, and Landlord's administrative fees (the "Estimated Work Cost"). The Estimated Work Cost shall separately itemize the cost of changes to the Base Building Improvements for those Tenant Improvements that will necessitate changes in the Base Building Improvements.

          (4) The Estimated Work Cost shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five


*CONFIDENTIAL TREATMENT REQUESTED


                                       2.

(5) business days following Landlord's delivery of the Estimated Work Cost, Tenant shall be conclusively deemed to have given its approval of the Estimated Work Cost. If Tenant timely disapproves the Estimated Work Cost, then within five (5) business days thereafter, Tenant shall meet with Landlord, Tenant's Contractor, Landlord's Contractor and Tenant's Architect to discuss value engineering changes to the Preliminary Plans. Within five (5) business days following such meeting, Tenant shall cause Tenant's Architect to revise the Preliminary Plans and to submit new Preliminary Plans for approval by Landlord in accordance with the procedure set forth above and for a new Estimated Work Cost to be prepared by Landlord. The procedure set forth in this paragraph will be repeated until Tenant has approved the Estimated Work Cost.

          (5) Following Landlord's approval of the Preliminary Plans and Tenant's approval of the Estimated Work Cost, Tenant shall cause Tenant's Architect to prepare detailed construction drawings and specifications (the "Working Drawings") for the Tenant Improvements based strictly upon the Preliminary Plans, except as otherwise agreed in writing by Landlord and Tenant. The Working Drawings shall be completed within [...***...] business days after approval of the Preliminary Plans and Estimated Work Cost, but in no event later than [...***...].

          (6) The Working Drawings shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves the Working Drawings, then within five (5) business days thereafter, Landlord shall meet with Tenant's Architect and Tenant to discuss, or shall submit to the Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause Tenant's Architect to revise the same and to submit new Working Drawings to Landlord, and the same procedure will be repeated as set forth above until Landlord has approved the Working Drawings (the "Approved Plans"). The reasonable costs of preparing the Working Drawings, together with any revisions thereto, may be paid by Landlord to Tenant from Tenant's Allowance. Upon approval of the Working Drawings, Landlord shall deliver to Tenant a list of Tenant Improvements to be removed by Tenant, at Tenant's cost and expense in accordance with Paragraph 11 of the Lease, upon expiration of the Term or earlier termination of the Lease. Notwithstanding the foregoing, during the preparation of the Working Drawings, Landlord shall, upon Tenant's request, advise Tenant of items that will be required to be removed pursuant to the previous sentence.

          (7) Within ten (10) business days after Landlord's approval of the Approved Plans, Tenant shall cause Tenant's Contractor to furnish to Landlord a cost estimate for the Tenant Improvements based upon the Approved Plans and Landlord shall in turn provide Tenant with a final cost quotation for the Tenant Improvements (the "Final Cost Quotation"). If the Final Cost Quotation is greater than the Tenant's Allowance, Tenant shall be responsible for the difference between the Tenant's Allowance and the Final Cost Quotation (the "Excess Tenant Improvements Cost").

          (8) Landlord and Tenant shall make progress payments on a pro rata basis (in the proportion that the Tenant's Allowance paid by Landlord and the Excess Tenant Improvements Cost paid by Tenant bear to the Final Cost Quotation) from time to time as the Tenant Improvements are constructed in the Premises. Tenant shall pay its pro rata share of any


*CONFIDENTIAL TREATMENT REQUESTED


                                       3.

progress payments directly to Tenant's Contractor or subcontractors, as appropriate, and Landlord shall pay its pro rata share of any progress payments directly to Tenant's Contractor or subcontractors, as appropriate. Landlord shall be entitled to suspend or terminate construction of the Tenant Improvements and to declare Tenant in default in accordance with the terms of the Lease, if payment by Tenant of Tenant's pro rata share of any progress payment has not been received by Tenant's Contractor when due, as required hereunder.

     (C)       TENANT IMPROVEMENT CONSTRUCTION.

          (1) All Tenant Improvements to be constructed or installed in the Premises shall be performed by Tenant's Contractor in accordance with the Approved Plans, subject to any changes agreed to by Landlord and Tenant in writing. Landlord shall have no obligation to Tenant for defects in design, workmanship or materials in connection with the Tenant Improvements. Any changes to the Approved Plans shall require the written approval of Landlord and Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. All such changes must be evidenced by a written change order executed by Landlord and Tenant or their agent describing the change required in the Approved Plans, and the cost of such changes shall be paid in accordance with the terms of this Exhibit B.

          (2) Landlord shall coordinate construction of the Tenant Improvements by Tenant's Contractor with the construction of the Base Building Improvements by Landlord's Contractor in the most efficient manner reasonably possible for the timely completion of the Base Building Improvements and the Tenant Improvements. Landlord agrees to allow Tenant's Contractor access to the

          (3) Premises on or before the date to that is [...***...] days prior to the Estimated Commencement Date (or such later date as may be reasonably designated by Landlord) for the purpose of constructing the Tenant Improvements. Landlord and Tenant shall each use good faith efforts to reasonably resolve any issues or conflicts that may arise during the course of constructing the Tenant Improvements and the Base Building Improvements. Entry by Tenant's Contractor in accordance with this provision shall not constitute Tenant's occupancy of the Premises under Paragraph 3 of the Lease; however, all terms and conditions of the Lease shall apply to Tenant's Contractor's occupancy of and work within the Premises.

     (D)       TERM COMMENCEMENT.

          (1) Notwithstanding anything in the Lease to the contrary, the Commencement Date shall be the earliest of (a) the Commencement Date determined in accordance with Paragraph 3 of the Lease or (b) the date the Commencement Date would have occurred but for delays caused by Tenant or any employee, agent or representative of Tenant ("Tenant Delays"), including, without limitation, delays caused by (i) failure to furnish information in accordance with this Exhibit B or Exhibit A of the Lease; (ii) Tenant's request for any special, long lead time materials or installations as part of the Tenant Improvements or the Tenant Requested Base Building Improvements; (iii) Tenant's changes in the Approved Plans; (iv) any changes initiated by reason of the disapproval of any plans or drawings or any cost proposals or authorizations


*CONFIDENTIAL TREATMENT REQUESTED


                                       4.

resulting in the preparation of revised plans, drawings, cost proposals or authorizations beyond the second submission to Landlord for approval; (v) field changes to construction work; (vi) the delivery, installation or completion of the Tenant Improvements work performed by Tenant s Contractor beyond the [...***...] period set forth in Section C.2 above; (vii)Tenant's request for any Tenant Requested Base Building Improvements, as defined in Exhibit A of the Lease; or (viii) any other act or omission of Tenant.

          (2) Except as may be otherwise specifically provided herein or in the Lease, time periods for either party's performance under any provisions of this Exhibit B, shall be extended for periods of time during which such party is prevented due to circumstances beyond such party's control, including, without limitation, strikes, embargoes, governmental regulations, delays in obtaining permits or materials, acts of God, war, civil commotion or other strife ("Force Majeure Events"). Each party shall use reasonable efforts to mitigate the effect of any Force Majeure Event upon such party's performance hereunder.

          (3) If, for any reason other than Tenant Delays, Landlord cannot deliver possession of the Premises to Tenant on the Estimated Commencement Date, or perform any other covenant contained in this Exhibit B or in the Lease related to the work described in this Exhibit B, the Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall such failure affect the obligations of Tenant under the Lease or this Exhibit B, except as otherwise specifically provided in the Lease and except that all Rent shall be abated during the period between the Estimated Commencement Date and the date Landlord delivers possession.

     (E)       GENERAL.

          (1) All drawings, space plans, plans and specifications for any improvements or installations in the Premises are expressly subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Any approval by Landlord of any drawings, plans or specifications prepared on behalf of Tenant including, without limitation, any Preliminary Plans, Working Drawings or Approved Plans, or any revisions thereto, shall not in any way bind Landlord, create any responsibility or liability on the part of the Landlord for the completeness of the same, their design sufficiency or compliance with applicable statutes, ordinances or regulations or constitute a representation or warranty by Landlord as to the adequacy or sufficiency of such drawings, plans or specifications, or the improvements to which they relate, but such approval shall merely evidence the consent of Landlord to such drawings, plans or specifications.


*CONFIDENTIAL TREATMENT REQUESTED


                                       5.

          (2) Any failure by Tenant to pay any amounts due hereunder shall have the same effect under the Lease as a failure to pay Rent and any failure by Tenant to perform any of its other obligations hereunder shall be subject to Paragraph 24 of the Lease.

INITIALS:

TENANT:

LANDLORD


                                       6.

                                    EXHIBIT C

                                GUARANTY OF LEASE

        THIS GUARANTY OF LEASE ("Guaranty") is made as of __________________, by ________________________, a _______________________ corporation ("Guarantor"), to("Landlord"), with reference to the following facts:

        A. Landlord has previously entered into a Lease Agreement ("Lease") with _____________________, a ____________________ ("Tenant"), for certain premises located at the Gateway Technology Center, South San Francisco, California, as more particularly described in the Lease.

        B. Guarantor is willing to execute this Guaranty for the express and intended purpose of inducing Landlord to replace existing Security granted Landlord by Tenant under the Lease. Landlord would not agree to replace such Security but for the execution and delivery of this Guaranty by Guarantor.

        C. Guarantor is affiliated with Tenant and will benefit from the execution of the Lease. Guarantor is executing this Guaranty in consideration of that anticipated benefit.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Guarantor hereby agrees as follows:

        1. GUARANTY. Guarantor does hereby absolutely and unconditionally, jointly and severally guarantee to Landlord the prompt payment of all mounts that Tenant, or any assignee of the Lease, may at any time owe under the Lease, any extensions, renewals or modifications thereof, and further guarantees to Landlord the full, prompt and faithful performance by Tenant, or any assignee of the Lease, of each and all of the covenants, terms, and conditions of the Lease, or any extensions, modifications or renewals thereof, to be hereafter performed and kept by Tenant, or any assignee of the Lease (all such obligations of Tenant under the Lease are referred to as "Tenant's Obligations"). Guarantor hereby agrees to indemnify, defend and hold Landlord harmless from any and all liabilities, losses, damages, costs and expenses (including but not limited to reasonable attorneys' fees), by reason of a breach or default under the Lease by Tenant or any assignee of the Lease.

        2. INDEPENDENT OBLIGATIONS. Guarantor's obligations hereunder are independent of the obligations of Tenant, or any assignee of the Lease, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Tenant or any such assignee or whether or not Tenant or any such assignee be joined in any such action or actions.

        3. RIGHTS OF LANDLORD. Guarantor authorizes Landlord, without notice or demand and without affecting its liability hereunder, from time to time to (a) extend, accelerate, or otherwise change the time for any payment provided for in the Lease, or any covenant, term or condition of the Lease, impair or suspend the Landlord's remedies or rights against Tenant in connection with the Lease, and to consent to any assignment, subletting or reassignment of the Lease; (b) take and hold security for any payment provided for in the Lease or for the


                                       1.

performance of any covenant, term or condition of the Lease, or exchange, waive or release any such security; and (c) apply such security and direct the order or manner of sale thereof as Landlord in its discretion may determine. Landlord may, without consideration to or consent of the Guarantor, assign this Guaranty, the Lease, or the rents and other sums payable thereunder; provided however, Landlord shall promptly after any such assignment notify Guarantor of such action. Notwithstanding any termination, renewal, extension or holding over of the Lease, this Guaranty shall continue until all of Tenant's Obligations have been fully and completely performed by Tenant or any assignee of the Lease.

        Guarantor shall not be released by any act or event which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Landlord or its failure to proceed promptly or otherwise as against Tenant or Guarantor, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Guarantor as against Tenant, or by reason of any further dealings between Tenant and Landlord, whether relating to the Lease or otherwise, and Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements, waivers or any of them; it being the purpose and intent of this Guaranty that the obligations of Guarantor hereunder are absolute and unconditional under any and all circumstances.

        Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with. Tenant's Obligations and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord, Tenant's Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

        4. WAIVER OF DEFENSES. Guarantor waives (a) any right to require Landlord to (i) proceed against Tenant or any other person or entity; (ii) proceed against or exhaust any security held from Tenant or Guarantor; (iii) pursue any other remedy in Landlord's power which Guarantor cannot itself pursue, and which would lighten its burden; (b) all statutes of limitations as a defense to any action brought against Guarantor by Landlord to the fullest extent permitted by law; (c) any defense based upon any legal disability of Tenant, or any assignee of the Lease, or any discharge or limitation of the liability of Tenant, or any assignee of the Lease, to Landlord, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other cause;
(d) presentment, demand, protest, and notice of any kind, except as specifically provided below; and (e) any defense based upon or arising out of any defense which Tenant, or any assignee of the Lease, may have to the payment or performance of any part of Tenant's Obligations. Guarantor waives all demands upon and notices to Tenant, or any assignee of the Lease, and to Guarantor (except as specifically provided below), including demands for performance, notices of non-performance, notices of non-payment and notice of acceptance of this Guaranty. Landlord shall give three (3) days prior written notice. to Guarantor of Landlord's demand for Guarantor to


                                       2.

perform under this Guaranty and Guarantor hereby agrees to so perform within said time period. If Guarantor fails to so perform within said time period, Landlord may enforce this Guaranty in accordance with all of Landlord's rights and remedies provided in this Guaranty, at law or in equity. Notwithstanding anything in the Guaranty to the contrary, failure by Landlord to give prior notice of demand shall in no way relieve Guarantor of any of its obligations under this Guaranty.

        5.     WAIVER OF SUBROGATION.

               (a) Notwithstanding any other provision of this Guaranty to the contrary, until the obligations of Tenant under the Lease are fully performed and paid, Guarantor hereby waives any claims or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of Tenant's Obligations, which claims or other rights arise from the existence or performance of Guarantor's obligations under this Guaranty or the Lease (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any Guarantor's Conditional Rights and either (i) such amount is paid to Guarantor at any time when Tenant's Obligations shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon Tenant's Obligations, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.

               (b) To the extent that any of the provisions of subsection (a) of the above Section shall not be enforceable, Guarantor agrees that until such time as Tenant's Obligations have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Landlord's right to full payment and performance of Tenant's Obligations, and Guarantor shall not enforce Guarantor's Conditional Rights during such period.

        6. COSTS AND EXPENSES. If Guarantor fails to perform any of its obligations under this Guaranty or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and


                                       3.

in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

        7. NOTICES. Any notice, demand or request by Landlord to Guarantor shall be in writing and shall be deemed to have been duly given or made if mailed by certified or registered mail addressed to Guarantor at its address set forth below its signature.

        8. DELAY; CUMULATIVE REMEDIES. No delay or failure by Landlord to exercise any right or remedy against Tenant or Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord against Tenant and Guarantor are cumulative.

        9. MISCELLANEOUS.

               (a) This Guaranty shall bind Guarantor, its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.

               (b) The invalidity or unenforceability of any one or more provisions of this Guaranty will not affect any other provision.

               (c) This Guaranty and each and every term and provision thereof shall be construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Guarantor has executed this instrument on the day and year first above written.



                    GUARANTOR:      ________________________________________ ,
                                    a_____________________________corporation



                                    By:_______________________________________

                                    Print Name:_______________________________

                                    Its:______________________________________



                      ADDRESS:      ________________________________________

                                    ________________________________________

                                    ________________________________________


                                       4.

                                    EXHIBIT D

                   COMMENCEMENT AND EXPIRATION DATE MEMORANDUM

        LANDLORD:     ___________________________________

        TENANT:       COULTER PHARMACEUTICAL, INC.

        LEASE DATE:   __________________________,1997

        PREMISES:            Located at ____________________, California

        Tenant hereby accepts the Premises as being in the condition required under the Lease, with all Tenant improvements completed (except for minor punchlist items which Landlord agrees to complete).

        The Commencement Date of the Lease is hereby established as _______________,1997 and the Expiration Date is _______________________, ____.

                             TENANT: COULTER PHARMACEUTICAL, INC.,
                                     a Delaware corporation

                                     By:_______________________________

                                     Print Name:_______________________

                                     Its:______________________________

Approved and Agreed:

LANDLORD:

____________________________________

a___________________________________



By:_________________________________

Print Name:_________________________

Its:________________________________

INITIALS:

TENANT:

LANDLORD


                                       1.

                                    EXHIBIT E

                              RULES AND REGULATIONS

        This exhibit, entitled "Rules and Regulations," is and shall constitute Exhibit E to the Lease Agreement, dated as of the Lease Date, by and between Landlord and Tenant for the Premises. The terms and conditions of this Exhibit E are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this Exhibit E have the meanings ascribed to such terms in the Lease.

          (1) Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord, which consent shall not to be unreasonably withheld, conditioned or delayed.

          (2) All window coverings installed by Tenant and visible from the outside of the building require the prior written approval of Landlord which approval shall not to be unreasonably withheld, conditioned or delayed.

          (3) Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, except to the extent that Tenant is permitted to use the same under the terms of Paragraph 32 of the Lease.

          (4) Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior written consent of Landlord, which consent shall not to be unreasonably withheld, conditioned or delayed.

          (5) Tenant shall not make any duplicate keys without the prior written consent of Landlord, which consent shall not to be unreasonably withheld, conditioned or delayed.

          (6) Tenant shall park motor vehicles in parking areas designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow around the Building or the Project and loading and unloading areas of other tenants.

          (7) Tenant shall not disturb, solicit or canvas any tenant or other occupant of the Building or Project and shall cooperate to prevent same.

          (8) No person shall go on the roof without Landlord's permission.

          (9) Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration isolators or in noise-dampening housing or other devices sufficient to eliminate noise or vibration.

          (10) All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.


                                       1.

          (11) Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

          (12) Tenant shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales or merchandise shall be allowed in the parking lots or other common areas.

          (13) Tenant shall not permit any animals, including but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Project or any of the common areas which would violate applicable Laws or constitute a nuisance to the Premises, the Building or the Project.

INITIALS:

TENAN:

LANDLORD


                                       2.

                                    EXHIBIT F

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

        Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the "Premises") and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Paragraph 32 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:__________________________________________

               c/o_________________________________

               ____________________________________

               Phone: (___)________________________

Name of (Prospective) Tenant: Coulter Pharmaceutical, Inc.

Mailing Address:________________________________________________________________

________________________________________________________________________________


Contact Person, Title and Telephone Number(s):__________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):____________________________________________________________

Address of (Prospective) Premises:______________________________________________

Length of (Prospective) initial Term:___________________________________________

________________________________________________________________________________


                                       1.

1.      GENERAL INFORMATION:

        Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

________________________________________________________________________________

________________________________________________________________________________


2.      USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

        2.1 Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.

                Wastes                         Yes 0                No 0

                Chemical Products              Yes 0                No 0

                Other                          Yes 0                No 0

                If Yes is marked, please explain:

        2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal mounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.      STORAGE TANKS AND SUMPS

        3.1 Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

                 Yes 0                                    No 0


                                       2.

        If yes, please explain:

4.      WASTE MANAGEMENT

        4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                Yes 0                                    No 0

        4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                Yes 0                                    No 0

               If yes, attach a copy of the most recent report filed.

5.      WASTEWATER TREATMENT AND DISCHARGE

        5.1     Will your company discharge wastewater or other wastes to:

           ____ storm drain?     ____ sewer?

           ____ surface water?   _____ no wastewater or other wastes discharged.

               Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

        5.2     Will any such wastewater or waste be treated before discharge?

                Yes 0                                    No 0

                If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

6.      AIR DISCHARGES

        6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                Yes 0                                    No 0

                If yes, please describe:


                                       3.

        6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                ____ Spray booth(s)      ____ Incinerator(s)

                ____ Dip tank(s)         ____ Other (Please describe)

                ____ Drying oven(s)      ____ No Equipment Requiring Air Permits

               If yes, please describe: _______________________________________

               ________________________________________________________________

        6.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have flied in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

7.      HAZARDOUS MATERIALS DISCLOSURES

        7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") or Hazardous Materials Business Plan and Inventory ("Business Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

                Yes 0                                    No 0

               If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

        7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

                Yes 0                                    No 0

                If yes, please explain:_________________________________________

                ________________________________________________________________


                                       4.

8.      ENFORCEMENT ACTIONS AND COMPLAINTS

        8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                Yes 0                                    No 0

                If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

        8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                Yes 0                                    No 0

                If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

        8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

                Yes 0                                    No 0

                If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

9.      PERMITS AND LICENSES

        9.1 Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions


                                       5.

                permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

                As used herein, "Hazardous Materials" shall mean and include any substance that is or contains (a) any "hazardous substance" as now or hereafter defined in Section 101 (I 4) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (b) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under RCRA; (c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C.
                Section 2601 et seq.) or any regulations promulgated under TSCA;
                (d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing materials, in any form, whether friable or non-friable; (f) polychlorinated biphenyls; (g) lead and lead-containing materials; or (h) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws; and "Environmental Laws" shall mean and include (a) CERCLA, RCRA and TSCA; and (b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (i) pollution, (ii) the protection or regulation of human health, natural resources or the environment, (iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

                The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Paragraph 32 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I [print name] ____________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


                                       6.

(PROSPECTIVE) TENANT:



By:______________________________

Title:___________________________

Date:____________________________

INITIALS:

TENANT:

LANDLORD


                                       7.

                                    EXHIBIT G

                                 EXPANSION LAND

                                 [GRAPHIC - MAP]


                                       1.

                                    EXHIBIT H

                              INITIAL WINDOW DATES

CONDITION                                                    INITIAL WINDOW DATE

Certificate from Landlord's Architect that the foundation of     [...***...]
the Building has been completed.

Certificate from Landlord's Architect that the construction of   [...***...]
the Building has progressed to a "Water Tight Shell"

INITIALS:

TENANT:

LANDLORD


                                       1.

                                    EXHIBIT I

                                TENANT'S PROPERTY

Laboratory related furniture and equipment including:

        benches and tables
        shelving
        sinks
        biosafety, laminar flow and fume hoods
        cages/fencing
        DI water system
        emergency generator
        vacuum pumps
        compressed air
        nitrogen manifold

Office related furniture and equipment including:

        open office partitions
        telephone and network equipment
        reception desk
        lobby furniture
        lobby display cases
        appliances
        security system control panels, sensors, and cctv equipment interior signage

INITIALS:

TENANT:

LANDLORD


                                       1.

                                    EXHIBIT J

                               MEMORANDUM OF LEASE

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Cooley Godward, LLP
3000 El Camino Real
Palo Alto, California 94306
Attention: Anna B. Pope, Esq.

                               MEMORANDUM OF LEASE

        THIS MEMORANDUM OF LEASE is executed as of ______________, by and between HMS GATEWAY OFFICE, L.P., a Delaware limited partnership ("Landlord"), and COULTER PHARMACEUTICAL, INC., a Delaware corporation ("Tenant"). Landlord has previously leased to Tenant a portion of that certain real property described on Exhibit A attached hereto and incorporated herein by reference, consisting of the building commonly known as 600 Gateway Boulevard located in South San Francisco, California, commencing on ________________ and terminating on _________________, on the terms and conditions set forth in that certain Lease between Landlord and Tenant dated as of November __, 1997 (the "Off Record Lease"). Landlord has also granted to Tenant (i) options to renew the term of the Lease for two (2) additional periods of [...***...]
 each, (ii) a right to expand the premises being [eased by Tenant and (iii) a right of first offer with respect to the premises being leased by Tenant, all on terms and conditions of the Off Record Lease.

        IN WITNESS WHEREOF, the undersigned have executed this Memorandum of Lease so that third parties might have notice of the lease by Landlord and Tenant herein.

                           Landlord:     HMS Gateway Office, L.P.
                                         a Delaware limited liability company

                                  By:    Hines Interests Limited Partnership,
                                         General Partner

                                         By:    Hines Holdings, Inc.
                                                General Partner

                                                By:__________________________

                                                Name:________________________

                                                Its:_________________________



* Confidential Treatment Requested.

                                       1.

                                       Tenant:  COULTER PHARMACEUTICAL, INC.
                                                a Delaware limited
                                                liability company



                                                By:__________________________

                                                Name:________________________

                                                Its:_________________________







                                       2.